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                                                                   Exhibit 10.14

                              KEY TECHNOLOGY, INC.

                         PROFIT SHARING AND 401(k) PLAN

                                2001 RESTATEMENT

                                 Tonkon Torp LLP
                                    Attorneys
                               1600 Pioneer Tower
                           888 Southwest Fifth Avenue
                             Portland, Oregon 97204
                                 (503) 221-1440

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                                TABLE OF CONTENTS

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                                                                                               PAGE NO.
SECTION 1.        DEFINITIONS........................................................................ 2

   Section 1.1    Account............................................................................ 2
   Section 1.2    Administrator...................................................................... 2
   Section 1.3    Affiliated Group................................................................... 2
   Section 1.4    Beneficiary........................................................................ 2
   Section 1.5    Code............................................................................... 2
   Section 1.6    Compensation....................................................................... 2
   Section 1.7    Employee........................................................................... 3
   Section 1.8    Employer........................................................................... 3
   Section 1.9    Entry Date......................................................................... 4
   Section 1.10   Erisa.............................................................................. 4
   Section 1.11   Highly Compensated Employee........................................................ 4
   Section 1.12   Hour of Service.................................................................... 4
   Section 1.13   Leased Employee.................................................................... 6
   Section 1.14   Normal Retirement Age.............................................................. 7
   Section 1.15   Owner-Employee..................................................................... 7
   Section 1.16   Participant........................................................................ 7
   Section 1.17   Plan............................................................................... 7
   Section 1.18   Plan Year.......................................................................... 7
   Section 1.19   Trustees........................................................................... 7
   Section 1.20   Trust Fund......................................................................... 7
   Section 1.21   Valuation Date..................................................................... 7

SECTION 2.        PARTICIPATION...................................................................... 8

   Section 2.1    Requirements for Participation..................................................... 8
   Section 2.2    Commencement of Participation...................................................... 8

SECTION 3.        CONTRIBUTIONS TO THE PLAN..........................................................10

   Section 3.1    Participant 401(K) Contributions...................................................10
   Section 3.2    Employer Contributions.............................................................10
   Section 3.3    Change in 401(K) Amount............................................................10
   Section 3.4    Limits On Contributions............................................................11
   Section 3.5    Form and Timing of Contributions...................................................13
   Section 3.6    Portability of Accounts............................................................14

SECTION 4.        ACCOUNTS...........................................................................15

   Section 4.1    Participants' Accounts.............................................................15
   Section 4.2    Adjustments to Accounts............................................................15
   Section 4.3    Allocation of Contributions and Forfeitures........................................16
   Section 4.4    Maximum Annual Additions to Accounts...............................................17

SECTION 5.        BENEFITS...........................................................................19

   Section 5.1    Distributions at Retirement........................................................19
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
   Section 5.2    Distributions at Death.............................................................19
   Section 5.3    Distributions Upon Other Termination of Employment.................................20
   Section 5.4    Distributions from Accounts during Employment......................................22
   Section 5.5    Benefits Generally.................................................................23
   Section 5.6    Participant Loans..................................................................28
   Section 5.7    Benefits Not Assignable............................................................29
   Section 5.8    Person to Receive Payment..........................................................29
   Section 5.9    Release of Obligation to Participant or Beneficiary................................29
   Section 5.10   Direct Rollover....................................................................30

SECTION 6.        ADMINISTRATION.....................................................................31

   Section 6.1    Fiduciary Responsibility...........................................................31
   Section 6.2    Nondiscriminatory Administration...................................................31
   Section 6.3    Responsibilities of the Employer...................................................31
   Section 6.4    Claim Procedure....................................................................31
   Section 6.5    Expenses of Administration.........................................................32
   Section 6.6    Notices, Directions, Etc...........................................................32
   Section 6.7    Missing Beneficiaries..............................................................32

SECTION 7.        ADMINISTRATOR......................................................................34

   Section 7.1    Duties of the Administrator........................................................34
   Section 7.2    Delegation of Responsibilities.....................................................34
   Section 7.3    Compensation.......................................................................34
   Section 7.4    Committee as Administrator.........................................................34
   Section 7.5    Resignation, Removal and Vacancy...................................................35

SECTION 8.        TRUSTEES...........................................................................36

   Section 8.1    Limitation of Duties and Responsibilities..........................................36
   Section 8.2    General Powers.....................................................................36
   Section 8.3    Records, Valuation, Accounting and Settlement......................................38
   Section 8.4    Parties to Settlement..............................................................38
   Section 8.5    Inspection of Records..............................................................39
   Section 8.6    Conflicting Claims.................................................................39
   Section 8.7    Resignation........................................................................39
   Section 8.8    Removal; Successor Trustee.........................................................39
   Section 8.9    Continuation of the Trust..........................................................39
   Section 8.10   Performance Bond...................................................................39

SECTION 9.        INVESTMENT OF TRUST FUND...........................................................40

   Section 9.1    Investment Management of Trust Fund................................................40
   Section 9.2    Permitted Investments..............................................................40
   Section 9.3    Collective Investments.............................................................40

SECTION 10.       TERMINATION, AMENDMENT OR MERGER...................................................41

   Section 10.1   No Contractual Obligation..........................................................41
   Section 10.2   Amendments.........................................................................41
   Section 10.3   Merger, Consolidation or Transfer of Trust Fund....................................42
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
   Section 10.4   Termination........................................................................42
   Section 10.5   Vesting Upon Termination...........................................................42

SECTION 11.       TOP-HEAVY PROVISIONS...............................................................43

   Section 11.1   Definitions........................................................................43
   Section 11.2   Top-Heavy Plan Requirements........................................................47
   Section 11.3   Aggregation of Plans...............................................................48
   Section 11.4   Special Limitations................................................................48

SECTION 12.       MISCELLANEOUS......................................................................50

   Section 12.1   Nonliability of Employer...........................................................50
   Section 12.2   Indemnification....................................................................50
   Section 12.3   Exclusive Benefit of Participants..................................................50
   Section 12.4   Return of Contributions............................................................50
   Section 12.5   Construction.......................................................................51
   Section 12.6   Severability.......................................................................51
   Section 12.7   Applicable Law.....................................................................51

                                       iii

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                              KEY TECHNOLOGY, INC.

                         PROFIT SHARING AND 401(k) PLAN

                                2001 RESTATEMENT

Key Technology originally adopted this Profit Sharing and 401(k) Plan, restating The Bank of California N.A. Defined Contribution Master Plan (basic plan document #01), most recently adopted on May 11, 1992, and restated the Plan effective as of July 1, 1993.

This restatement of the Plan was adopted for the purpose of consolidating the previous amendments, making certain clarifying and administrative changes, and conforming the Plan to recent changes in applicable law and regulations. Except as otherwise stated below, this restated plan document is effective on or after January 1, 2001.

The following Plan Sections shall have these effective dates:

        Section 1.6 (Definition of Compensation): January 1, 1998

        Section 1.12 (Definition of Highly Compensated Employee): January 1,
        1997

        Section 2.2.5 (USERRA requirements): This Section is effective with respect to reemployment initiated on or after December 12, 1994.

        Sections 3.4.4 and 3.4.6 (Change in Method for Distributing Excess Contributions and Excess Aggregate Contributions): January 1, 1997

        Section 5.3.2 (Increase in Amount of Involuntary Cash-out from $3,500 to $5,000): January 1, 1997

        Section 5.7 (Added Exception to anti-Alienation rules for Certain Judgments or Settlements): This Section is effective with respect to orders or judgments issued after August 5, 1997.

The Plan, including the trust created by it, is intended to be a profit sharing plan and to comply with Sections 401 and 501 of the Code and related Treasury Department regulations. It contains a cash or deferred arrangement pursuant to
Section 401(k) of the Code. The Trustees agree to the terms and conditions of the trust agreement contained in the Plan.

The benefits under this Plan are accumulated in order to provide Employees with both a source of supplemental income at retirement and a measure of security should the conditions of their employment change.

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                             SECTION 1. DEFINITIONS

The following words and phrases, as used in the Plan, have the following meanings, unless a different meaning is clearly required by the context:

SECTION 1.1       ACCOUNT.

Account means the records maintained by the Administrator to record a Participant's interest in the Trust Fund, as described in Section 4.1.

SECTION 1.2       ADMINISTRATOR.

Administrator means the person or persons appointed by the Board of Directors of the Employer who shall be generally responsible for the administration of the Plan. In the absence of any such appointment by the Board of Directors, the Administrator shall be the Employer.

SECTION 1.3       AFFILIATED GROUP.

Affiliated Group means the group of entities deemed to be under common control with the Employer pursuant to Code Sections 414(b), 414(c), 414(m) or 414(o), or, for purposes of the annual addition limit of Section 4.4, Code Section 415(h). An entity shall be considered a member of the Affiliated Group only with respect to periods during which the relationship governed by Code Sections 414(b), 414(c), 414(m), 414(o) or 415(h) exists. Service will also be credited for any individual required under Sections 414(n) or 414(o) of the Code to be considered an employee of any employer aggregated under Section 414(b), (c), or
(m) of the Code.

SECTION 1.4       BENEFICIARY.

Beneficiary means any person entitled to receive amounts from the Plan as a result of the death of a Participant.

SECTION 1.5       CODE.

Code means the Internal Revenue Code of 1986, as amended.

SECTION 1.6       COMPENSATION.

Compensation means wages within the meaning of Code Section 3401(a) and all other payments of compensation to the Employee by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee a written statement under Code Sections 6041(d), 6051(a)(3) and 6052, determined without regard to any rules under Code Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed; provided, however, all taxable income derived from the Company's phantom stock bonus plan shall be excluded for purposes of determining contributions to the Plan.

Profit Sharing and 401(k) Plan - Page 2

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For purposes of the "Top Heavy" rules in Article 11, Compensation shall mean the compensation stated on an Employee's Form W-2 for the calendar year that ends within the Plan Year.

In the case of a Participant who is an employee within the meaning of Code
Section 401(c)(1) and the Treasury Regulations thereunder, Compensation means the Participant's Earned Income.

Compensation shall only include that Compensation which is actually paid to the Participant during the Plan Year.

For purposes of the Section 415(c) limits on contributions and benefits, the following items shall be included in the definition of Compensation: (1) elective deferrals to 401(k) plans; (2) elective contributions to Section 457 nonqualified deferred compensation plans; and (3) salary reduction contributions made to a cafeteria plan under Section 125.

For Plan Years beginning after December 31, 1988, the maximum Compensation counted for any Participant for a year shall be $200,000 plus any cost-of-living adjustment authorized by applicable regulations. For Plan Years beginning on or after January 1, 1994, the annual Compensation of each Participant taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Internal Revenue Code ($160,000 for 1999 and $170,000 for 2000 and 2001). If Compensation for any prior determination period is taken into account in determining a Participant's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period.

The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

SECTION 1.7       EMPLOYEE.

Employee means any person in the employ of the Employer maintaining the Plan or of any other Employer required to be aggregated with the Employer under Sections 414(b), (c), (m) or (o) of the Code, including Leased Employees within the meaning of Section 414(n) or (o) of the Code.

SECTION 1.8       EMPLOYER.

Employer means Key Technology, Inc., which has adopted this Plan and the trust incorporated in the Plan. Employer shall also mean any successor which shall maintain this Plan and any predecessor which has maintained this Plan. Any action to be taken by the Employer may be authorized by any officer of the Employer.

Profit Sharing and 401(k) Plan - Page 3

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SECTION 1.9       ENTRY DATE.

Entry Date means the first day of each January, April, July, and October, or such more frequent dates as may be approved in writing by the Plan Administrator and communicated to eligible employees.

SECTION 1.10      ERISA.

ERISA means the Employee Retirement Income Security Act of 1974, as amended.

SECTION 1.11      HIGHLY COMPENSATED EMPLOYEE.

Highly Compensated Employee means a highly compensated active employee and a highly compensated former employee.

For Plan Years beginning on or after January 1, 1997, the term Highly Compensated Employee means any employee who:

        (a) was a 5-percent owner (as defined in Section 416(i)(1) of the Code) at any time during the year or the preceding year, or

        (b)       for the preceding year -

                  (i) had compensation from an Employer in excess of $80,000, as adjusted by the Secretary of the Treasury from time to time as provided in Section 414(q) of the Code ($85,000 for 2000 and 2001), and

                  (ii) if the Employer elects the application of this clause for such preceding year, was in the top-paid group of employees for such preceding year.

A Highly Compensated former employee is based on the rules applicable to determining Highly Compensated Employee status as in effect for that determination year, in accordance with temporary Treasury Regulations section 1.414(q)-1T, A-4 and IRS Notice 97-75.

For determining who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, the amendments to Section 414(q) of the Code are treated as having been in effect for years beginning in 1996.

SECTION 1.12      HOUR OF SERVICE.

"Hour of Service" means:

        (a) each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer during a Plan Year;

        (b) Each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of

Profit Sharing and 401(k) Plan - Page 4

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whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. Notwithstanding the preceding sentence:

                  (i) An hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed is not required to be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with workers' compensation, or unemployment compensation or disability insurance laws.

                  (ii) Hours of Service are not required to be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee;

        For purposes of this Subsection (b), a payment shall be deemed to be made by or due from the Employer regardless of whether such payment is made by or due from the Employer directly, or indirectly through, among others, a trust fund, or insurer, to which the Employer contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate;

        (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service shall not be credited both under Subsection (a) or Subsection (b), as the case may be, and under this Subsection (c);

        (d) The determination of Hours of Service for reasons other than the performance of duties and the crediting of Hours of Service to computation periods shall be in accordance with DOL Regs. Sections 2530.200b-2(b) and (c), which are hereby incorporated by reference, and the veterans' reemployment rights laws;

        (e) In the case of Employees for whom the Employer does not maintain records of the hours worked, 190 Hours of Service shall be credited for each month in which the Employee has at least one Hour of Service;

        (f)       In the case of any Participant who is absent from work:

                  (i)    by reason of the pregnancy of the Participant;

                  (ii)   by reason of birth of the child of the Participant;

                  (iii) by reason of the placement of a child with the Participant in connection with the adoption of such child by such Participant; or

                  (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement;

Profit Sharing and 401(k) Plan - Page 5

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such Participant shall receive credit for the Hours of Service which otherwise would have been credited to the Participant but for such absence or, if the Administrator is unable to determine with reasonable accuracy the Participant's imputed Hours of Service, such Participant shall receive credit for eight Hours of Service per day of absence.

Notwithstanding the foregoing, the maximum number of Hours of Service credited under this Subsection (f) shall not exceed 501. The Hours of Service credited under this Subsection (f) shall be applied to the Plan Year in which the absence begins if the Participant's Hours of Service in such Plan Year would be less than 501 without the application of this Subsection. If the Participant has more than 500 Hours of Service in the Plan Year in which the absence begins (without the application of this Subsection), the Hours of Service credited under this Subsection shall be applied to the Plan Year that immediately follows the Plan Year in which the absence begins.

        (g) For purposes of eligibility to participate in the Plan and the vesting of benefits under the Plan, Hours of Service with a member of the Affiliated Group shall constitute Hours of Service with the Employer.

        (h) With respect to persons who were employees of Farmco, Inc., SRC Vision, Inc., or Ventek, Inc. at the time the Employer acquired such companies, for purposes of eligibility to participate in the Plan and the vesting of benefits under the Plan, Hours of Service with those companies shall constitute Hours of Service with the Employer.

SECTION 1.13      LEASED EMPLOYEE.

Leased Employee means any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full time basis for a period of at least one year, and such services are performed under the primary direction and control of the recipient. Contributions or benefits provided a Leased Employee by the leasing organization, which are attributable to services performed for the recipient, shall be treated as provided by the recipient.

A Leased Employee shall not be considered an employee of the recipient if:

        (a) such employee is covered by a money purchase pension plan providing: (1) a nonintegrated employer contribution rate of at least 10 percent of compensation, as defined above, but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross income under Section 125, Section 402(e)(3), Section 402(h) or Section 403(b) of the Code, (2) immediate participation, and (3) full and immediate vesting; and

        (b) Leased Employees do not constitute more than 20 percent of the recipient's nonhighly compensated workforce.

Profit Sharing and 401(k) Plan - Page 6

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SECTION 1.14      NORMAL RETIREMENT AGE.

Normal Retirement Age means the date on which an Employee attains age 65.

SECTION 1.15      OWNER-EMPLOYEE.

Owner-Employee means a Self-Employed Person who controls one or more unincorporated trade(s) or business(es) as described in Section 401(c)(3) of the Code and Treasury Regulations thereunder.

SECTION 1.16      PARTICIPANT.

Participant means an Employee eligible to participate in the Plan under Section
2.1 and a former Employee who continues to have an Account in the Plan.

SECTION 1.17      PLAN

Plan means this Profit Sharing and 401(k) Plan, including all amendments hereto, and the trust created by this agreement between the Employer and the Trustees.

SECTION 1.18      PLAN YEAR.

Plan Year means the 12 consecutive months ending September 30, 1994. Thereafter, the Plan Year shall be the calendar year.

SECTION 1.19      TRUSTEES.

Trustees mean Thomas C. Madsen and Gordon Wicher and any duly appointed successor.

SECTION 1.20      TRUST FUND.

Trust Fund means all property held by the Trustees under this Plan.

SECTION 1.21      VALUATION DATE.

Valuation Date means the last day of each Plan Year and any other date on which the Administrator advises the Trustees to value the Trust Fund for purposes of determining the Participants' Accounts.

Profit Sharing and 401(k) Plan - Page 7

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                           SECTION 2. PARTICIPATION.

SECTION 2.1       REQUIREMENTS FOR PARTICIPATION.

        2.1.1 Except as provided below in this Section 2, all Employees are eligible to participate in the Plan.

        2.1.2 No person who is covered by a collective bargaining agreement between a union and the Employer or any employers' association under which retirement benefits were the subject of good faith bargaining shall participate in the Plan, unless the collective bargaining agreement requires participation.

        2.1.3 No Employee designated as a "temporary status" employee shall participate in the Plan.

        2.1.4     No Leased Employee shall participate in the Plan.

        2.1.5     No Owner-Employee shall participate in the Plan.

        2.1.6 A nonresident alien who receives no earned income (as defined in Section 911(d)(2) of the Code) from the Employer which constitutes United States source income (as defined in Section 861(a)(3) of the Code) shall not participate in the Plan.

SECTION 2.2       COMMENCEMENT OF PARTICIPATION.

        2.2.1 Profit Sharing. An eligible Employee shall participate in the profit sharing portion of the Plan on the Entry Date coinciding with or next following the date the Employee completes one year of service and attains age
18. A "year of service" means a 12-month period, measured from the date on which the Employee first performs an Hour of Service, in which the Employee has 1,000 Hours of Service. An eligible Employee who fails to complete a year of service in the first 12-month period shall thereafter have his or her years of service measured based on the Plan Year, starting with the Plan Year following the Plan Year in which the Employee first performed an Hour of Service.

        2.2.2 401(k) Plan. An eligible Employee may participate in the 401(k) portion of the Plan on the Entry Date coinciding with or next following the date six months after the date on which the Employee first performed an Hour of Service for the Employer. An eligible Employee shall participate in the 401(k) portion of the Plan only if the Employee has previously delivered to the Administrator a completed enrollment form authorizing the employer to reduce the Employee's Compensation in accordance with Section 3.1. The Administrator may establish, and revise from time to time, reasonable rules and conditions pertaining to enrollment in the Plan. No enrollment form may be effective retroactively. An Employee who does not elect to participate in the 401(k) portion of the Plan when first eligible may subsequently participate in the 401(k) portion of the Plan only as of an Entry Date.

        2.2.3 Reemployment. An eligible Employee who terminates employment and is reemployed shall be eligible to resume participation on the later of (i) the date the Employee

Profit Sharing and 401(k) Plan - Page 8

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satisfies the requirements of Section 2.2.1 or Section 2.2.2, whichever is applicable, or (ii) or the date of reemployment.

        2.2.4 Change in Status. If an Employee becomes eligible to participate as a result of a change in employment status, the Employee shall participate in the Plan on the later of the date the status changes or the date on which the Employee satisfies the conditions of Section 2.2.1 or Section 2.2.2, whichever is applicable. Such an Employee may participate in the 401(k) portion of the Plan upon delivering a completed enrollment form to the Administrator. If a Participant becomes ineligible to participate because of a change in employment status, no further contributions shall be credited to the Participant's Account; provided that, for as long as the Participant remains employed by the Employer, the Participant will continue to accrue Hours of Service for purposes of determining his or her vested benefit under the Plan.

        2.2.5 Qualified Military Service. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with
Section 414(u) of the Code.

        2.2.6 Former SRC Vision, Inc. and Ventek, Inc. Employees. Notwithstanding any provisions of this Plan to the contrary, persons who were employees of SRC Vision, Inc., or Ventek, Inc. at the time the Employer acquired such companies shall participate in the Plan commencing January 1, 2001.

Profit Sharing and 401(k) Plan - Page 9

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                      SECTION 3. CONTRIBUTIONS TO THE PLAN.

SECTION 3.1       PARTICIPANT 401(k) CONTRIBUTIONS.

Each Participant may reduce his or her Compensation and the Employer shall contribute the amount of such reduction to the Trustees. Such contributions are termed "401(k) contributions" for purposes of this Plan. If for any reason the Employer does not contribute the 401(k) contribution amount to the Plan, or if at any time the Trustees return any portion of a 401(k) contribution to the Employer, the Employer shall promptly pay such sum to the Participant. Each Participant's Compensation reduction amount may be a dollar amount or a percentage from 1 to 15 percent, in increments of whole percentages. A 401(k) election shall be effective as of the Entry Date following the date the election is delivered to the Administrator. No Participant's salary may be reduced for any pay period in excess of the net amount of Compensation then payable to the Participant after all other reductions.

SECTION 3.2       EMPLOYER CONTRIBUTIONS.

In addition to the Participants' 401(k) contributions, for any Plan Year the Employer may, in its sole discretion, make a profit sharing contribution in an amount determined by the Board of Directors. No person, including the Trustees, shall compel the Employer to make any profit sharing contribution to the Plan.

On behalf of each Participant who has made a 401(k) contribution to the Plan under Section 3.1, the Employer shall contribute to the Trustees an amount equal to 50 percent of the Participant's 401(k) contribution up to four percent of the Participant's Compensation. Accordingly, the maximum Employer matching contribution shall not exceed two percent of the Participant's Compensation. The amount of the Employer matching contribution and the limitations thereon shall be calculated and applied with respect to each pay period and payroll check and not on a cumulative or annual basis; provided that for Participants electing to contribute a dollar amount rather than a percentage of Compensation, the Employer may make an additional year-end contribution to reconcile the Employer's contribution with the percentage amounts provided below.

SECTION 3.3       CHANGE IN 401(k) AMOUNT.

        3.3.1     The 401(k) percentage designated by the Participant under
Section 3.1 will continue in effect, notwithstanding any change in Compensation, until the Participant elects to change his or her contribution to the Plan. A Participant, by filing a written election form with the Administrator, may change the percentage effective as of the next following Entry Date.

        3.3.2 A Participant, by filing a written election with the Administrator, may elect to suspend 401(k) contributions under Section 3.1 effective 30 days after the date such written election to suspend is received by the Administrator. Suspension of contributions shall continue in effect thereafter. To resume contributions, the Participant must deliver a new enrollment form to the Administrator. The resumption shall commence on the Entry Date following the receipt by the Administrator of the new enrollment form. A Participant may not make up suspended contributions.

Profit Sharing and 401(k) Plan - Page 10

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        3.3.3     In the event the Administrator determines that requirements of
Section 3.4.4 (relating to average deferral percentage testing) will not be met for a Plan Year, the Administrator may prospectively reduce the amounts of the 401(k) contributions for Highly Compensated Employees to the extent necessary to meet the requirements of Section 3.4.4 for the Plan Year. The reduction shall be accomplished by the Administrator unilaterally amending the 401(k) elections of any Highly Compensated Employee to eliminate any potential excess contributions, determined in accordance with Section 3.4.4.

SECTION 3.4       LIMITS ON CONTRIBUTIONS.

        3.4.1 Notwithstanding any other provision in the Plan, a Participant's 401(k) contributions under this Plan and any other plan of the Employer for a calendar year shall not exceed the maximum amount under Section 401(g) of the Code. The "maximum amount" is $10,000 for 1999 and $10,500 for 2000 and 2001. For years after 2001, the maximum amount shall be adjusted to correspond to the amount established by the Secretary of the Treasury under the provisions of Section 402(g)(5) of the Code. Any contributions in excess of the maximum amount shall be considered "excess deferrals." A Participant is deemed to have notified the Plan of excess deferrals to the extent the individual has excess deferrals for the Plan Year calculated by taking into account only elective deferrals under the Plan and any other plan of the Employer.

        3.4.2 If a Participant participates in more than one 401(k) plan, the Participant may assign his or her excess deferrals for a calendar year to this Plan by notifying the Administrator on or before March 1 of the following year of the amount of the excess deferral to be assigned to this Plan.

        3.4.3 Any excess deferrals, plus any income allocable thereto for the Plan Year in which the contribution was made, shall be distributed no later than April 15 to any Participant to whose 401(k) Account excess deferrals were assigned for the preceding year and who claims excess deferrals for such calendar year or is deemed to have notified the Plan of excess deferrals. The amount of any excess deferrals to be distributed with respect to a Participant for a calendar year shall be reduced by any excess contribution previously distributed with respect to the Participant for the Plan Year beginning with or within such calendar year. The Administrator may use any reasonable method for computing the income for the Plan Year in which the contribution was made that is allocable to excess deferrals, provided that the method does not violate Code
Section 401(a)(4), is used consistently for all Participants and for all corrective distributions under the Plan for that Plan Year, and is used by the Plan for allocating income to Participants' Accounts.

        3.4.4 For each Plan Year, the Plan shall satisfy the nondiscrimination test in Section 401(k)(3) of the Code (relating to average deferral percentage testing) in accordance with Treas. Regs. Section 1.401(k)-1. These Code and Treasury Regulation sections are hereby incorporated by this reference and shall take precedence over all other provisions in the Plan. The prior year testing method shall be used for purposes of the nondiscrimination test. For purposes of determining Compensation for purposes of the nondiscrimination test, only Compensation for the period in which the Employee is an eligible Employee shall be counted. Notwithstanding any other provision of this Plan, if the requirements of this Section 3.4.4 are not satisfied for a Plan

Profit Sharing and 401(k) Plan - Page 11

Year, a Highly Compensated Employee shall be paid the amount of his or her "excess contributions" (defined below) plus income allocable thereto for the Plan Year in which the contribution was made. Payment of excess contributions shall occur before the close of the first 2 1/2 months of the Plan Year following the Plan Year of the contribution. The Administrator may use any reasonable method for computing the income allocable to excess contributions, provided that the method does not violate Code Section 401(a)(4), is used consistently for all Participants and for all corrective distributions under the Plan for that Plan Year, and is used by the Plan for allocating income to Participants' Accounts. A Highly Compensated Employee's "excess contributions" are 401(k) contributions in excess of the contributions that would have been made if the Highly Compensated Employee's actual dollar amount deferred were subject to a leveling method under which: the actual dollar amount deferred is reduced to the extent required to (1) enable the Plan to satisfy the requirements of this Section 3.4.4 or (2) cause such Highly Compensated Employee's actual dollar amount deferred to equal the actual dollar amount deferred of the Highly Compensated Employee with the next highest actual dollar amount deferred, repeating this process until the requirements of this Section
3.4.4 are met. The amount of excess contributions to be distributed with respect to a Participant for a Plan Year shall be reduced by any excess deferrals previously distributed to the Participant for the calendar year ending with or within such Plan Year.

Notwithstanding anything in this Section 3.4.4 to the contrary, the amount of a Highly Compensated Employee's "excess contributions," and the method of distributing such contributions from the Plan, shall be determined in accordance with applicable Treasury Regulations.

        3.4.5 401(k) contributions and Employer matching contributions made by or on behalf of a Highly Compensated Employee shall be subject to the multiple use limitations of Proposed Treas. Regs. Section 1.401(m)-2, which is hereby incorporated by reference. 401(k) contributions of Highly Compensated Employees will be treated as excess contributions to the extent necessary to comply with the combined limit (beginning with the Highly Compensated Employee whose actual deferral ratio is the highest). If a 401(k) contribution is treated as an excess contribution, then any Employer matching contribution made with respect to the 401(k) contribution shall be treated as an excess aggregate contribution as described in Section 3.4.6.

        3.4.6 For each Plan Year, the Plan shall satisfy the nondiscrimination test in Section 401(m) of the Code and the Treasury Regulations interpreting this test. This Code section and these Regulations are hereby incorporated by this reference and shall take precedence over all other provisions in the Plan. The prior year testing method shall be used for purposes of the nondiscrimination test.

Notwithstanding any other provision of this Plan, if the requirements of this
Section 3.4.6 are not satisfied for a Plan Year, a Highly Compensated Employee shall be paid the amount of his or her "excess aggregate contributions" (defined below) plus income allocable thereto for the Plan Year in which the contribution was made. Payment of excess aggregate contributions shall occur before the close of the first 2 1/2 months of the Plan Year following the Plan Year of the contribution. The Administrator may use any reasonable method for computing the income that is allocable to excess aggregate contributions, provided that the method does not violate Code

Profit Sharing and 401(k) Plan - Page 12

Section 401(a)(4), is used consistently for all Participants and for all corrective distributions under the Plan for that Plan Year, and is used by the Plan for allocating income to Participants' Accounts. A Highly Compensated Employee's "excess aggregate contributions" are Employer matching contributions in excess of the Employer matching contributions that would have been made if the Highly Compensated Employee's actual contribution ratio were subject to a leveling method under which: the actual dollar contribution amount of the Highly Compensated Employee with the highest actual dollar contribution amount is reduced to the extent required to (i) enable the Plan to satisfy the requirements of this Section 3.4.6 or (ii) cause such Highly Compensated Employee's actual dollar contribution amount to equal the actual dollar contribution amount of the Highly Compensated Employee with the next highest actual dollar contribution amount, repeating this process until the requirements of this Section 3.4.6 are met. A matching contribution shall be forfeited and not taken into account for purposes of this Section 3.4.6 if the contribution to which it relates is treated as an excess deferral under Section 3.4.1 or an excess contribution under Section 3.4.4.

Notwithstanding anything in this Section 3.4.6 to the contrary, the amount of a Highly Compensated Employee's "excess aggregate contributions," and the method of distributing such contributions from the Plan, shall be determined in accordance with applicable Treasury Regulations. A method under which Employee contributions are distributed to Highly Compensated Employees to the extent necessary to meet the requirements of Section 401(m)(2) of the Code, while matching contributions attributable to such Employee contributions remain allocated to the Employee's Account will not meet the requirements of Section 401(a)(4) of the Code.

Failure to correct excess aggregate contributions by the close of the Plan Year following the Plan Year for which they were made will cause the Plan to fail to satisfy the requirements of Section 401(a)(4) of the Code for the Plan Year for which the excess aggregate contributions were made and for all subsequent years they remain uncorrected. Also, the Employer will be liable for a 10% excise tax on the amount of excess aggregate contributions unless they are corrected within 2-1/2 months after the close of the Plan Year for which they were made.

Distribution (or forfeiture, if applicable) of excess aggregate contributions shall be made on the basis of the respective portions of such amounts attributable to each Highly Compensated Employee.

Excess aggregate contributions may not be corrected by forfeiture if such contributions are not forfeitable under the terms of the Plan. Matching contributions that are vested may not be forfeited to correct excess aggregate contributions.

SECTION 3.5       FORM AND TIMING OF CONTRIBUTIONS.

        3.5.1     Contributions to the Plan shall only be in cash.

        3.5.2 The Employer shall make payments to the Trustees to cover all contributions as follows:

Profit Sharing and 401(k) Plan - Page 13

                  (a) All contributions for a Plan Year shall be paid, in one or more installments, no later than 12 months after the end of the Plan Year;

                  (b) A 401(k) contribution shall be paid as soon as the amount can reasonably be identified and separated from the Employer's other assets. Payment shall in any event be made within 90 days after the Participant would otherwise have received the amount withheld from pay on account of the 401(k) contribution;

                  (c) All contributions for a Plan Year shall be paid within the regular or extended time for filing the Employer's federal income tax return for the year; and

                  (d) Any amount that is paid after the end of a Plan Year within the time specified in (c) shall be treated as though paid on the last day of the year.

SECTION 3.6       PORTABILITY OF ACCOUNTS.

The Trustee of this Plan may accept rollover contributions:

        (a)       from a trustee of another plan qualified pursuant to Section
401(a);

        (b) from an individual retirement account (IRA) which is a conduit IRA described under Section 408(d)(3)(A)(ii) of the Code; or

        (c)       from a Participant in a qualifying rollover as provided under
Section 408(b) of the Code,

but only if each of the following conditions are satisfied:

        (i) the Participant's transferred assets shall be separately accounted for in this Plan;

        (ii) the Participant's transferred assets shall not be forfeitable and shall not reduce in any way the obligation of the Employer under this Plan; and

        (iii) the transfer will not make this Plan a direct or indirect transferee of a plan required to provide a joint and survivor annuity or preretirement survivor annuity, as described at Section 401(a)(11)(B)(iii)(III) of the Code or Treasury Regulations thereunder.

Amounts credited to Rollover Accounts may be withdrawn at any time without regard to hardship or attainment of age 59 1/2.

Profit Sharing and 401(k) Plan - Page 14

                              SECTION 4. ACCOUNTS.

SECTION 4.1       PARTICIPANTS' ACCOUNTS.

        4.1.1 The Administrator shall maintain accounts for each Participant recording that person's interest in (i) 401(k) contributions ("401(k) Account");
(ii) Employer profit sharing contributions and Employer matching contributions ("Employer Account"); (iii) rollover contributions pursuant to Section 3.6 ("Rollover Account"); and (iv) accounts received from the ARC Capital Profit Sharing and Salary Deferral Plan ("ARC Account"), each of which shall be regularly adjusted in accordance with Section 4.2. Except as otherwise provided in the Plan, the Trustees shall hold all assets of the Plan in a single, commingled fund, and no Participant shall have any interest in an individual asset of the Trust Fund.

        4.1.2 Any amounts transferred to the Plan representing a rollover account of a participant in the ARC Capital Profit Sharing and Salary Deferral Plan shall be credited to a Rollover Account in this Plan. Other amounts transferred to the Plan from the ARC Capital Profit Sharing and Salary Deferral Plan shall be credited to an ARC Account.

SECTION 4.2       ADJUSTMENTS TO ACCOUNTS.

        4.2.1 After each Valuation Date, the Administrator shall adjust each Account as follows:

                  (a) Each Account shall be adjusted for payments made from the Account since the preceding Valuation Date.

                  (b) After adjusting the Accounts as provided in (a) above, each Account shall be further adjusted as follows:

                         (i) Trust Funds not placed in Designated Investment Funds. The net realized income or loss of that portion of the Trust Fund not placed in designated investment funds and any increase or decrease in the fair market value of such portion of the Trust Fund since the preceding Valuation Date shall be credited or charged to each Account in the proportion which the value of each Account not placed in designated investments bears to the total value of all Accounts not placed in designated investment funds.

                         (ii) Trust Funds placed in Designated Investment Funds. Any designated investment funds shall be separately valued not less often than annually. The net realized income or loss of each designated investment and any net increase or decrease in the fair market value of each of the designated investment funds shall be credited to or charged to each Account in the proportion which the value of that part of each Account placed in the designated investment fund bears to the total of all of the Accounts placed in the designated investment fund.

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

        4.2.2 Each Participant's 401(k) Account shall be credited with the 401(k) contributions made on behalf of the Participant during the Plan Year, adjusted appropriately for income since the date of the contribution. The Administrator may adopt and revise from time to time an appropriate administrative policy for allocating income to such contributions.

        4.2.3 Each Participant's Employer Account shall be credited with the appropriate portion of the Employer profit sharing contribution and forfeitures for the Plan Year.

        4.2.4 Each Participant's Employer Account shall be credited with the appropriate portion of the Employer matching contribution for the Plan Year. The Administrator may adopt and revise from time to time an appropriate administrative policy for allocating income to such contributions.

SECTION 4.3       ALLOCATION OF CONTRIBUTIONS AND FORFEITURES.

        4.3.1 Each Participant shall have allocated to his or her 401(k) Account the Participant's 401(k) contribution. Each Participant shall have allocated to his or her Employer Account the portion of the Employer matching contribution that was made with respect to the Participant's 401(k) contribution.

        4.3.2 The Employer Account of each Participant who (i) has at least 1,000 Hours of Service in the Plan Year and who is employed on the last day of that Plan Year, or (ii) terminates employment during the Plan Year after reaching Normal Retirement Age or for reasons of death or total disability (as described in Section 5.3), shall share in the allocation of the Employer profit sharing contribution and forfeitures for that Plan Year; provided, however, the Employer Account of each Participant who is not a Highly Compensated Employee and who terminates employment during the Plan Year after completing 500 Hours of Service shall share in the allocation of Employer profit sharing contributions and forfeitures for the Plan Year if necessary for the Plan to satisfy the minimum coverage requirements of Code Sections 410(b) and 401(a)(26) for that Plan Year.

        4.3.3 Subject to any Plan rules relating to limitations on contributions and special allocations of forfeitures, the Employer profit sharing contribution and forfeitures during a Plan Year shall be allocated among the Employer Accounts of the Participants eligible to share in the allocation pursuant to Section 4.3.2 as follows:

                  (a) First, the contribution and forfeitures shall be allocated in proportion to the sum of each Participant's Compensation and his or her Excess Compensation for the Plan Year, not to exceed 5.7% of the sum of each Participant's Compensation and Excess Compensation for the Plan Year. "Excess Compensation" for a Plan Year means an amount by which a Participant's Compensation for the Plan Year exceeds the annual wages that are subject to social security payroll taxes (FICA) under Section 3121(a)(1) of the Code as of the first day of that Plan Year.

                  (b)    Then the contribution and forfeitures remaining after
        (a) shall be allocated in the proportion that the Compensation of each Participant for the Plan Year bears to the total Compensation of all Participants who are eligible to share in the allocation.

Profit Sharing and 401(k) Plan - Page 16

SECTION 4.4       MAXIMUM ANNUAL ADDITIONS TO ACCOUNTS.

        4.4.1 The amount of Annual Additions which the Administrator may allocate under this Plan to a Participant's Accounts for a Plan Year shall not exceed the Maximum Permissible Amount. If the amount the Employer otherwise would contribute to the Participant's Accounts would cause the Annual Additions for the Plan Year to exceed the Maximum Permissible Amount, the Employer shall reduce its contribution to this Plan so that the Annual Additions for the Plan Year equal the Maximum Permissible Amount.

        4.4.2 Prior to determining a Participant's actual Compensation for a Plan Year, the Administrator may determine the Maximum Permissible Amount on the basis of the Participant's estimated annual Compensation for such Plan Year. The Administrator shall make this determination on a reasonable and uniform basis for all Participants similarly situated. The Administrator shall reduce any Employer contributions (including any allocation of forfeitures, if any) based on estimated annual Compensation by any Excess Additions carried over from prior years.

        4.4.3 As soon as is administratively feasible after the end of the Plan Year, the Administrator shall determine the Maximum Permissible Amount for such Plan Year on the basis of the Participant's actual Compensation for such Plan Year. If, pursuant to the preceding sentence or because of the allocation of forfeitures, there is an Excess Addition with respect to a Participant for a Plan Year, the Administrator shall dispose of such Excess Addition as follows:

                  (a) The Administrator shall return any nondeductible contributions to the Participant to the extent the return would reduce the Excess Addition.

                  (b) If, after the application of (a), an Excess Addition still exists and the Plan covers the Participant at the end of the Plan Year, the Administrator shall use the Excess Addition to reduce future Employer contributions (including any allocation of forfeitures) under the Plan for the next Plan Year and for each succeeding Plan Year, as is necessary, for the Participant.

                  (c) If, after the application of (a), an Excess Addition still exists and the Plan does not cover the Participant at the end of the Plan Year, the Administrator shall hold the Excess Addition unallocated in a suspense account. The Administrator shall apply the suspense account to reduce Employer contributions (including allocation of forfeitures) for all remaining Participants in the next Plan Year, and in each succeeding Plan Year, if necessary.

                  (d) The Administrator shall not distribute any Excess Addition to Participants or to former Participants.

        4.4.4 If, in addition to this Plan, the Participant is covered under another qualified defined contribution plan maintained by the Employer, a welfare benefit fund, as defined in Section 419(e) of the Code maintained by the Employer, or an individual medical account, as defined in Section 415(l)(2) of the Code, maintained by the employer, which provides an Annual

Profit Sharing and 401(k) Plan - Page 17

Addition during any limitation year, then the provisions under Section 415(c) of the Code and the regulations thereunder shall apply.

        4.4.5 If the Employer at any time maintained a qualified defined benefit plan covering any Participant in this Plan, the provisions of Section 415(e) of the Code and regulations thereunder shall apply to limitation years ending before January 1, 2000.

        4.4.6 The limitation year is the Plan Year. All qualified plans of the Affiliated Group shall have the same limitation year.

        4.4.7     For purposes of this Section 4.4:

                  (a) "Annual Addition" means the sum of the following amounts allocated on behalf of a Participant for a Plan Year: (1) all employer contributions; (2) all employee contributions (determined without regard to any rollover contributions (as defined in Code sections 402(a)(5), 403(a)(4), 403(b)(8) and 408(d)(3)) without regard to employee contributions to a simplified employee pension plan which are excludable from income pursuant to Code section 408(d)(6); (3) all forfeitures; (4) amounts described in Sections 415(l) and 419(A)(d)(2) of the Code; (5) amounts reapplied to reduce Employer contributions under Section 4.4.3.

                  (b) "Excess Addition" means the excess of the Participant's Annual Additions for the Plan Year over the Maximum Permissible Amount.

                  (c) "Maximum Permissible Amount" means the lesser of (1) $30,000 (or, if greater, 1/4 of the dollar limitation in effect under Section 415(b)(1)(A) of the Code), or (2) 25 percent of the Participant's Compensation for the Plan Year. For purposes of the preceding sentence, the Compensation limitation shall not apply to any contribution for medical benefits (within the meaning of Section 419A(f)(2) of the Code) after separation from service which is otherwise treated as an annual addition.

        4.4.8 Notwithstanding the foregoing, the Administrator may direct the Trustees to distribute to the Participant elective deferrals (within the meaning of Section 402(g)(3)) to the extent that the distribution would reduce the excess amounts in the Participant's Account. These amounts are disregarded for purposes of the limitation in Section 402(g) (see Section 3.4.1, above), and the actual deferral percentage test of Code Section 401(k)(3) (see Section 3.4.4, above), and the actual contribution percentage test of Code Section 401(m)(2) (see Section 3.4.6, above).

        4.4.9 The limitations of Section 415 of the Code and Treasury Regulations thereunder are incorporated in their entirety into this Plan by reference and shall take precedence and priority over all other provisions of the Plan.

Profit Sharing and 401(k) Plan - Page 18

                              SECTION 5. BENEFITS.

SECTION 5.1       DISTRIBUTIONS AT RETIREMENT.

A Participant's Accounts shall be fully vested and nonforfeitable once the Participant attains Normal Retirement Age. Subject to Section 5.5, a Participant who terminates employment after Normal Retirement Age may direct the Administrator to authorize the Trustees to distribute the Participant's Accounts to the Participant at any time after the termination of his or her employment in a single distribution in cash.

SECTION 5.2       DISTRIBUTIONS AT DEATH.

        5.2.1 If a Participant's employment terminates because of death, the Participant's Accounts shall be fully vested and nonforfeitable. The provisions herein relating to distributions to a Beneficiary also apply in the event of the death of a Participant whose employment previously terminated but who has not yet received the total amount to which the Participant is entitled under the Plan. No beneficiary shall receive any amount greater than the undistributed vested portion of the Participant's Accounts.

        5.2.2 As soon as practicable after the Participant's death, the amount credited to a deceased Participant's Accounts shall be distributed to the Participant's Beneficiary in a single lump sum in cash.

        5.2.3 Each Participant may file with the Administrator a designation of Beneficiary or Beneficiaries to receive amounts payable from the Plan upon the Participant's death. The designation may be changed from time to time by the Participant. No designation of Beneficiary or change of designation is effective until delivered to the Administrator. A married Participant's designation of a Beneficiary or change in designation which names a Beneficiary other than the Participant's spouse shall be ineffective unless the designation names a specific beneficiary and the spouse consents to the designation in writing. The spousal consent shall be irrevocable and shall be witnessed by a representative of the Administrator or notary public. Spousal consent shall not be required if
(i) the spouse cannot be located after a reasonable effort or (ii) the Participant has a court order to the effect that the Participant has been abandoned or is legally separated. Also, if the spouse is legally incompetent to give consent, the spouse's legal guardian may give such consent (even if the guardian is the Participant). If the Participant has not named a Beneficiary, or if no named Beneficiary is living at the death of the Participant, the Accounts shall be distributed to the following persons in the following order of priority:

                  (a)    the Participant's spouse;

                  (b) the Participant's lineal descendants, by right of representation; or

                  (c)    the Participant's estate.

If a Beneficiary dies after the Participant but before receiving the full distribution to which the Beneficiary is entitled, any remaining amount shall be paid to the Beneficiary's estate.

Profit Sharing and 401(k) Plan - Page 19

SECTION 5.3       DISTRIBUTIONS UPON OTHER TERMINATION OF EMPLOYMENT.

        5.3.1 Notwithstanding anything in the Plan to the contrary, a Participant's 401(k) Account, ARC Account and Rollover Account shall be fully vested and nonforfeitable at all times.

In the event a Participant's employment terminates for any reason other than retirement, death or disability (as described below), the percentage of the Participant's Employer Account that is vested and nonforfeitable shall be determined according to the following schedule:

                  -------------------------------------------------
                      Years of Service       Vested Percentage
                  -------------------------------------------------
                        Less than 3                  0%
                  -------------------------------------------------
                             3                      20%
                  -------------------------------------------------
                             4                      40%
                  -------------------------------------------------
                             5                      60%
                  -------------------------------------------------
                             6                      80%
                  -------------------------------------------------
                         7 or more                 100%
                  -------------------------------------------------

A year of service is a Plan Year in which an Employee has at least 1,000 Hours of Service. All years of service, whether or not consecutive and whether or not before the Effective Date of the Plan, shall be counted; provided, however, any year of service after five consecutive Plan Years in which a Participant has 500 Hours of Service or less shall not be considered for purposes of determining the vested percentage of a Participant's Employer Account derived from contributions and forfeitures attributable to Plan Years before the first of the consecutive Plan Years in which the Participant had 500 Hours of Service or less. The Plan Year changed from a fiscal year ending September 30 to a calendar year in 1994. An Employee shall receive credit for a year of service if he or she had 1,000 Hours of Service in the 12 consecutive months ending September 30, 1994 and another year of service if he or she had 1,000 Hours of Service in the 12 consecutive months ending December 31, 1994.

Notwithstanding the foregoing, if the employment of a Participant terminates because of a total physical or mental disability that, in the opinion of the Administrator, permanently prevents the Participant from resuming employment with the Employer, the Participant's Employer Account shall be fully vested and nonforfeitable. In determining whether or not a Participant is permanently physically or mentally disabled, the Administrator may rely upon the certification of a medical examiner satisfactory to the Administrator and the Administrator shall, to the fullest extent practicable, treat alike all Participants similarly situated.

        5.3.2 If a Participant's employment with the Employer terminates and the value of the Participant's vested Accounts does not exceed $5,000, the Trustees shall distribute to the Participant the value of the Participant's vested Accounts not later than 120 days after the end of the Plan Year in which the Participant's employment terminated. For purposes of determining whether
Section 5.3.2 or Section 5.3.3 applies, if a Participant's vested Accounts exceed $5,000 at the time of a distribution, then the Participant's vested Accounts shall be deemed to exceed $5,000 at all subsequent times, in accordance with Treas. Regs. Section 1.411(a)-11(c)(3). If the value of a Participant's vested Accounts is zero, the Participant shall be deemed to have received a

Profit Sharing and 401(k) Plan - Page 20 distribution of such vested Accounts. The nonvested portion of a Participant's Accounts shall be forfeited on the date of the distribution.

        5.3.3 If a Participant's employment with the Employer terminates and the value of the Participant's vested Accounts exceeds $5,000, the Participant may elect to receive his or her vested Accounts at any time after the Participant terminates employment, but no later than the time specified in
Section 5.5. If the Participant does not elect a distribution date, then the Participant's distribution date shall be his or her Normal Retirement Age. If a Participant elects to receive a distribution of his or her vested Accounts pursuant to this Section 5.3.3, and the distribution is made before the close of the second Plan Year following the Plan Year in which the Participant's employment terminates, the nonvested portion of the Employer Account shall be forfeited on the date of the distribution. If a Participant elects to receive a distribution of his or her vested Accounts pursuant to this Section 5.3.3, and the distribution is made after the close of the second Plan Year following the Plan Year in which the Participant's employment terminates, the nonvested portion of the Employer Account shall be forfeited at the close of the fifth consecutive Plan Year in which the Participant has 500 Hours of Service or less.

        5.3.4 If a Participant forfeits all or any portion of an Employer Account balance upon termination of employment and then later resumes employment covered under this Plan before there have been five consecutive Plan Years in which the Participant has 500 Hours of Service or less, an Employer Account for the Participant will be reestablished and credited with the amount that was forfeited. The amount needed to reestablish a Participant's Employer Account shall be accomplished by a special allocation of forfeitures as of the last day of that Plan Year. If forfeitures are insufficient, the Employer shall make an additional contribution to the Plan as of the last day of the Plan Year in an amount equal to the difference between the forfeited portion of the Employer Account and the specially allocated forfeitures, and such sum shall be credited to the Participant's Employer Account. The Participant is not required to repay the amount of his or her prior distribution to qualify for reestablishment of the Employer Account under this paragraph.

A Participant's vested interest in the Employer Account reestablished under the preceding paragraph shall thereafter equal P(AB + [RxD]) - (RxD).

                  (a) P is the vested percentage determined in accordance with Section 5.3.1 as of the date the determination is made.

                  (b) AB is the value of the Account as of the last day of the Plan Year preceding the date the determination is made.

                  (c) D is the amount previously distributed to the Participant.

                  (d) R is the ratio of AB to the value of the Account immediately after the distribution occurred.

An Employer Account subject to this Section 5.3.4 shall be separately maintained, and shall be adjusted annually in accordance with Section 4.2.1. No further Employer contributions or

Profit Sharing and 401(k) Plan - Page 21 forfeitures shall be credited to the Employer Account after the Participant's reemployment and another Employer Account shall be maintained for the Participant's interest in future Employer contributions and forfeitures.

SECTION 5.4       DISTRIBUTIONS FROM ACCOUNTS DURING EMPLOYMENT.

        5.4.1 A Participant who has attained age 59 1/2 as of the first day of the calendar quarter in which a withdrawal is to be made pursuant to this
Section 5.4.1 may, without penalty and no more than once in any Plan Year, elect to withdraw all or a part of his or her 401(k) Account.

        5.4.2 In the event a Participant suffers a hardship, the Participant may file a request with the Administrator on the prescribed form to withdraw from his or her 401(k) Account all or any part of his or her 401(k) contributions, but not any earnings, income or gains attributable to such contributions. Such request must specify the reason(s) why the withdrawal is required. A hardship withdrawal under this Section 5.4.2 shall be permitted only if the Participant has demonstrated that an immediate and heavy financial need exists and that no resources other than such withdrawal are reasonably available to satisfy such need. Only one hardship withdrawal shall be permitted in any 12-month period.

The following shall constitute an immediate and heavy financial need:

                  (a) Expenses for medical care described in Code Section 213(d) previously incurred by the Participant, the Participant's spouse, children or dependents (as defined in Code Section 152);

                  (b) Costs directly related to the purchase (excluding mortgage payments) of a principal residence of the Participant;

                  (c) Payment of tuition and related educational fees for the next 12 months of post-secondary education for the Participant, his or her spouse, children, or dependents (as defined in Code Section 152);

                  (d) Payments necessary to prevent the eviction of the Participant from his or her principal residence or foreclosure on the mortgage on that residence; or

                  (e) Any other expense or indebtedness that imposes an extraordinary and unexpected financial burden upon the Participant and that the Administrator believes would be deemed by the Internal Revenue Service to be an immediate and heavy financial need.

A distribution on account of an immediate and heavy financial need shall only be made if the distribution is not in excess of the financial need and the Administrator reasonably relies on the Participant's written representations that the financial need cannot be relieved:

                  (i) Through reimbursement or compensation by insurance or otherwise;

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                  (ii)   By reasonable liquidation of the Participant's assets,
        to the extent such liquidation would not itself cause an immediate and heavy financial need;

                  (iii)  By cessation of 401(k) contributions; or

                  (iv) By other distributions or nontaxable loans from qualified plans maintained by the Employer, or by borrowing from commercial sources on reasonable commercial terms.

A withdrawal under this Section 5.4.2 shall be based on the value of the Participant's Accounts as of the Valuation Date that coincides with or next precedes the date the Participant notifies the Administrator of the withdrawal; provided, however, that if the Administrator determines in its sole discretion that at the time the withdrawal is scheduled to be made the value of the Participant's Accounts is likely to be less than the foregoing amount, the Administrator in its sole discretion may prescribe further limits on the amounts that may be withdrawn pursuant to this Section 5.4.2 at that time. Withdrawals under this Section 5.4.2 shall be paid as soon as reasonably practicable after the Administrator has determined that the Participant has suffered a hardship.

SECTION 5.5       BENEFITS GENERALLY.

        5.5.1 Benefits shall not be paid to any Participant except in accordance with this Article. All distributions from the Plan shall be based on the most recent Valuation Date preceding the date of distribution. The Administrator may require the Trustees to perform an interim valuation of the Trust Fund at any time and for any reason, including a substantial distribution from the Trust Fund and a significant change in the market value of the Trust Fund since the prior valuation.

        5.5.2 Notwithstanding any other provision of the Plan, unless the Participant elects otherwise, distribution of a Participant's benefits from this Plan must commence not later than the 60th day after the end of the Plan Year in which the latest of the following occurs:

                  (a)    The date the Participant reaches age 65;

                  (b) The date ten years after the Participant first participates in the Plan; or

                  (c) The date the Participant's employment with the Employer terminates.

        5.5.3 Notwithstanding any other provision of the Plan, amounts attributable to elective contributions may not be distributed earlier than upon one of the following events:

                  (a) The Employee's retirement, death, disability or separation from service;

                  (b) The termination of the Plan without establishment of a successor plan;

                  (c) The Employee's attainment of age 59-1/2 or, for Plan Years beginning before 1989, the Employee's hardship; or

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                  (d)    The sale or other disposition by a corporation of its
        interest in a subsidiary to an unrelated entity but only with respect to employees who continue employment with the subsidiary.

This Section 5.5.3 is only included in this Plan to conform the Plan to limitations on distributions under 401(k) of the Code and this Section 5.5.3 shall be not interpreted to provide any form, manner or time for a distribution from the Plan that is not expressly provided elsewhere in this Plan.

        5.5.4 In no event shall payments be made during a Participant's life to or for the benefit of any person other than the Participant, except as otherwise provided in the Plan. No Participant may elect to have all or part of his or her Accounts paid only after death.

        5.5.5 Notwithstanding any provision in the Plan to the contrary, the distributions under the Plan must be made in accordance with Section 401(a)(9) of the Code and the regulations thereunder and must satisfy the minimum distribution incidental benefit requirement of Proposed Treas. Regs. Section 1.401(a)(9)-2. The requirements of this Section 5.5.5 and Section 5.5.6 shall apply to any distribution of a Participant's interest and will take precedence over any inconsistent provisions of this Plan. Unless otherwise specified, the provisions of Sections 5.5.5 and 5.5.6 apply to calendar years beginning after December 31, 1984. If the Participant's interest is to be distributed in other than a single sum, the following minimum distribution rules shall apply on or after the required beginning date:

                  (a) Required beginning date. The entire interest of a Participant shall be distributed or begin to be distributed no later than the Participant's required beginning date.

                  (b) Limits on distribution periods. As of the first distribution calendar year, distributions, if not made in a single sum, may only be made over one of the following periods (or a combination thereof):

                         (i)    the life of the Participant;

                         (ii) the life of the Participant and a designated beneficiary;

                         (iii) a period certain not extending beyond the life expectancy of the Participant; or

                         (iv) a period certain not extending beyond the joint life and last survivor expectancy of the Participant and a designated beneficiary.

                  (c)    Individual account.

                         (i) If a Participant's benefit is to be distributed over (1) a period not extending beyond the life expectancy of the Participant or the joint life and last

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

                  survivor expectancy of the Participant and the Participant's designated beneficiary or (2) a period not extending beyond the life expectancy of the designated beneficiary, the amount required to be distributed for each calendar year, beginning with distributions for the first distribution calendar year, must at least equal the quotient obtained by dividing the Participant's benefit by the applicable life expectancy.

                         (ii) For calendar years beginning before January 1, 1989, if the Participant's spouse is not the designated beneficiary, the method of distribution selected must assure that at least 50% of the present value of the amount available for distribution is paid within the life expectancy of the Participant.

                         (iii) For calendar years beginning after December 31, 1988, the amount to be distributed each year, beginning with distributions for the first distribution calendar year shall not be less than the quotient obtained by dividing the Participant's benefit by the lesser of (1) the applicable life expectancy or (2) if the Participant's spouse is not the designated beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of Proposed Treas. Regs. Section 1.401(a)(9)-2. Distributions after the death of the participant shall be distributed using the applicable life expectancy in Subsection (c) above as the relevant divisor without regard to Proposed Treas. Regs. Section 1.401(a)(9)-2.

                         (iv) The minimum distribution required for the Participant's first distribution calendar year must be made on or before the Participant's required beginning date. The minimum distribution for other calendar years, including the minimum distribution for the distribution calendar year in which the Participant's required beginning date occurs, must be made on or before December 31 of that distribution calendar year.

        5.5.6     Death Distribution Provisions.

                  (a) Distribution beginning before death. If the Participant dies after distribution of his or her interest has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

                  (b) Distribution beginning after death. If the Participant dies before distribution of his or her interest begins, distribution of the Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death except to the extent that an election is made to receive distributions in accordance with (i) or (ii) below:

                         (i) if any portion of the Participant's interest is payable to a designated beneficiary, distributions may be made over the life expectancy, or over a period certain not greater than the life expectancy, of the designated beneficiary, and

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

                  shall commence on or before December 31 of the calendar year immediately following the calendar year in which the Participant died;

                         (ii)   if the designated beneficiary is the
                  Participant's surviving spouse, the date distributions are required to begin in accordance with (i) above shall not be earlier than the later of (1) December 31 of the calendar year immediately following the calendar year in which the Participant died and (2) December 31 of the calendar year in which the Participant would have attained age 70-1/2.

If the Participant has not made an election pursuant to this Subsection 5.5.6(b) by the time of his or her death, the Participant's designated beneficiary must elect the method of distribution no later than the earlier of (1) December 31 of the calendar year in which distributions would be required to begin under this Section, or (2) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant. If the Participant has no designated beneficiary, or if the designated beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                  (c) For purposes of Subsection 5.5.6(b) above, if the surviving spouse dies after the Participant, but before payments to such spouse begin, the provisions of Subsection 5.5.6(b), with the exception of Subsection (ii) therein, shall be applied as if the surviving spouse were the Participant.

                  (d) For purposes of this Section 5.5.6, any amount paid to a child of the Participant will be treated as if it had been paid to the surviving spouse if the amount becomes payable to the surviving spouse when the child reaches the age of majority.

                  (e) For purposes of this Section 5.5.6, distribution of a Participant's interest is considered to begin on the Participant's required beginning date (or, if Subsection 5.5.6(c) above is applicable, the date distribution is required to begin to the surviving spouse pursuant to Subsection 5.5.6(b) above). If distribution in the form of an annuity irrevocably commences to the Participant before the required beginning date, the date distribution is considered to begin is the date distribution actually commences.

        5.5.7 For purposes of Sections 5.55 and 5.5.6, the following definitions shall apply:

                  (a) Applicable Life Expectancy. The life expectancy (or joint and last survivor expectancy) calculated using the attained age of the Participant (or designated beneficiary) as of the Participant's (or designated beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the applicable life expectancy shall be the life expectancy as so recalculated. The applicable calendar year shall be the first distribution calendar year, and if life expectancy is being recalculated such succeeding calendar year.

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

                  (b) Designated beneficiary. The individual who is designated as the beneficiary under the Plan in accordance with Section 401(a)(9) of the Code and the proposed regulations thereunder.

                  (c) Distribution calendar year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin pursuant to
        Section 5.5.5 above.

                  (d) Life expectancy. Life expectancy and joint and last survivor expectancy are computed by use of the expected return multiples in Tables V and VI of Treas. Regs. Section 1.72-9.

        Unless otherwise elected by the Participant (or spouse, in the case of distributions described in Subsection 5.5.6(b)(ii) above) by the time distributions are required to begin, life expectancies shall be not recalculated annually. Any such election to recalculate shall be irrevocable as to the Participant (or spouse) and shall apply to all subsequent years. The life expectancy of a nonspouse beneficiary may not be recalculated.

                  (e)    Participant's benefit.

                         (i) The Account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date.

                         (ii) Exception for second distribution calendar year. For purposes of Subsection (i) above, if any portion of the minimum distribution for the first distribution calendar year is made in the second distribution calendar year on or before the required beginning date, the amount of the minimum distribution made in the second distribution calendar year shall be treated as if it had been made in the immediately preceding distribution calendar year.

                  (f)    Required beginning date.

                         (i) General rule. The required beginning date of a Participant is the first day of April of the calendar year following the later of the calendar year in which the Participant attains age 70-1/2 or the calendar year in which the Participant retires.

                         (ii) 5-percent owners. Notwithstanding the previous paragraph, the required beginning date of a Participant who is a 5-percent owner is the first day

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

                  of April following the calendar year in which the Participant attains age 70 1/2. A Participant is treated as a 5-percent owner for purposes of this Section if such Participant is a 5-percent owner as defined in Section 416(i) of the Code (determined in accordance with Section 416 but without regard to whether the Plan is top-heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age 66 1/2 or any subsequent Plan Year.

                         (iii) Once distributions have begun to a 5-percent owner under Section 5.5.5, they must continue to be distributed, even if the Participant ceases to be a 5-percent owner in a subsequent year.

SECTION 5.6       PARTICIPANT LOANS.

        (a) No loan to any Participant or Beneficiary can be made to the extent that such loan when added to the outstanding balance of all other loans to the Participant or Beneficiary would exceed the lesser of (i) $50,000 reduced by the excess (if any) of the highest outstanding balance of loans during the one-year period ending on the day before the loan is made, over the outstanding balance of loans from the Plan on the date the loan is made, or (ii) one-half of the present value of the vested 401(k) Account balance of the Participant, or, if greater, the total 401(k) Account balance up to $10,000. For the purpose of the above limitation, all loans from all plan of the Employer and any Affiliated Employer are aggregated. Furthermore, any loan shall by its terms require that repayment (principal and interest) be amortized in level payments, not less frequently than quarterly, over a period not extending beyond five years from the date of the loan, unless such loan is used to acquire a dwelling unit which within a reasonable time (determined at the time the loan is made) will be used as the principal residence of the Participant.

        (b) Loans may not be made to Participants or Beneficiaries who are Highly Compensated Employees in percentage amounts greater than amounts made available to other Participants and Beneficiaries, and such loans must be made available to all Participants and Beneficiaries on a reasonably equivalent basis. Any loan made must bear a reasonable rate of interest, considering all relevant factors, specifically including current bank interest rates, and must be adequately secured, as determined by the Committee. No Participant loan shall exceed the lesser of (i) the present value of the Participant's vested account balance, or (ii) the applicable amount described in Subsection (a). The account of the borrower may be pledged as security for such loans. All costs and expenses in connection with obtaining the loans and perfecting the Plan's security interest therein, including but not limited to taxes, recording fees, filing fees and attorney's fees may be charged to the Participant or Beneficiary or may be deducted from the total proceeds of the loan.

        (c) Any loan shall be allocated to the accounts of the Participant to whom the loan is made and repayment of principal and interest on the loan shall be allocated to such account in the proportion in which the funds were borrowed.

        (d) The Committee may adopt a loan policy, provided that it shall not conflict with the Plan. Nothing herein shall be deemed to prevent a loan policy from limiting the number, frequency, or minimum amount of participant loans.

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

        (e) In the event of default, foreclosure on the note and attachment of security will not occur until a distributable event occurs under the Plan.

        (f) Loan repayments will be suspended under this Plan as permitted under Section 414(u) of the Code.

SECTION 5.7       BENEFITS NOT ASSIGNABLE.

The interest of a Participant or Beneficiary in the Trust Fund shall not in any way be subject to their debts or other obligations, may not be voluntarily or involuntarily anticipated, assigned (either at law or in equity) or alienated, and no such interest shall be subject to attachment, garnishment, levy, execution, or other legal or equitable process. This Section shall not invalidate or prevent any arrangement for the withholding of any federal, state or local tax from plan distributions or any arrangement for the recovery by the Plan of overpayments previously made to a Participant. In addition, this Section shall not prohibit the Plan from complying with a qualified domestic relations order, as defined in Code Section 414(p), or from complying with a court order requiring offset of a Participant's benefit arising from a civil or criminal violation of ERISA with respect to the Plan, as required under Code Section 401(a)(13)(C) and (D). A distribution to an alternate payee pursuant to a QDRO shall be permitted at any time, notwithstanding the continued employment of the Participant.

SECTION 5.8       PERSON TO RECEIVE PAYMENT.

The Administrator may direct the Trustees to make any distribution which a Participant is entitled to receive:

        (a)       directly to the Participant;

        (b)       to any person having custody of the Participant;

        (c)       to the legal guardian of the Participant; or

        (d) to any person or corporation furnishing maintenance, support or hospitalization to the Participant.

The receipt of the person to whom disbursements are made shall be a sufficient voucher for the Trustees.

SECTION 5.9       RELEASE OF OBLIGATION TO PARTICIPANT OR BENEFICIARY.

Prior to final payment or distribution to any Participant, his or her legal representative or Beneficiary, the Administrator may demand from the recipient a written receipt or acquittance, in full satisfaction of all claims against the Plan, the Trustees, the Administrator and the Employer.

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

SECTION 5.10      DIRECT ROLLOVER.

        5.10.1 This section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this section, a distributee may elect, at the time and in the manner prescribed by the Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

        5.10.2 Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities). Effective for any distribution after December 31, 1998, the definition of eligible rollover distribution shall not include any hardship distribution described in Section 401(k)(2)(B)(i)(IV) of the Code;

        5.10.3 Eligible retirement plan: An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

        5.10.4 Distributee: A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

        5.10.5 Direct rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

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

                           SECTION 6. ADMINISTRATION.

SECTION 6.1       FIDUCIARY RESPONSIBILITY.

For purposes of ERISA the plan administrator shall be the Administrator, except to the extent that certain rights and responsibilities are herein reserved to the Employer and the Trustees. The Trustees shall administer the Trust Fund.

SECTION 6.2       NONDISCRIMINATORY ADMINISTRATION.

The Employer, the Trustees, and the Administrator shall not discriminate in favor of or against any Employee in the determination of any matter under the Plan.

SECTION 6.3       RESPONSIBILITIES OF THE EMPLOYER.

The Employer shall provide the Administrator with all information required to determine the eligibility of the Employees to participate, each Participant's share of contributions to the Plan and each Participant's or Beneficiary's right to receive distributions from the Plan. The Administrator may rely on such information without independent investigation and shall not be responsible for the accuracy of the information provided by the Employer.

SECTION 6.4       CLAIM PROCEDURE.

        6.4.1 Benefits under this Plan will be paid only if the Administrator decides in the Administrator's discretion that the person claiming a benefit is entitled to the benefit. The Administrator may request information from any Participant or Beneficiary to determine that person's eligibility for a distribution from the Plan. Benefits from this Plan shall be paid from the Trust Fund based upon such procedure as the Administrator may adopt. Any person claiming a benefit under this Plan may make a claim in writing to the Administrator. Within 60 days following its receipt, the Administrator will respond in writing to the person initiating the claim. If no response to a claim is given within 60 days, the claim will be deemed to have been denied.

        6.4.2 If the Administrator denies a claim in writing, notice to the person making the claim shall contain the following:

                  (a) The reasons for the denial, stating specifically the provisions of the Plan upon which the Administrator bases the decision;

                  (b) A statement of documents or information, if any, which will be required to perfect the claim, together with an explanation of why such documentation or information is necessary; and

                  (c)    An explanation of the Plan's claim review procedure.

        6.4.3 A person who is not satisfied with the Administrator's response (or failure to respond) may request review by written notice to the Review Authority, who will review the matter. The person requesting review may be required to appear before the Review Authority.

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

On review, the person may be represented by counsel, may examine pertinent documents and may submit issues and arguments in writing. For purposes of this plan, the Review Authority shall be the president of the Employer.

        6.4.4 The decision on review will be made no later than 60 days after the receipt of the request for review, unless special circumstances of the matter make this impractical, in which case the decision shall be made not later than 120 days after receipt of the request for review.

SECTION 6.5       EXPENSES OF ADMINISTRATION.

The Employer may, but shall not be required to, pay all or any part of the expenses properly and actually incurred in the administration of the Plan. In the event the Employer elects not to pay such expenses, the Trust Fund shall bear the expense.

SECTION 6.6       NOTICES, DIRECTIONS, Etc.

All notices, directions, and other communications by the Administrator or Employer pursuant to this Plan (herein referred to as "directions") shall be given or made in writing by the person or persons specifically authorized to act on its behalf, and shall be deemed effective upon receipt by the addressee; provided, however, that transmission of such directions by photostatic tele-transmission with duplicate or facsimile signatures shall be an authorized method of communication until the Trustees are notified by the Administrator that the use of such device is no longer authorized; and, provided further, that transmission of such directions by telephone shall also be an authorized method of communication until the Trustees are notified by the Administrator to the contrary. Any direction transmitted by telephone shall be promptly confirmed by a written instrument.

SECTION 6.7       MISSING BENEFICIARIES.

If the Participant or Beneficiary to whom benefits are to be distributed cannot be located, and reasonable efforts have been made to find him or her, including sending notice by certified or registered mail to the last known address, the Administrator may direct the Trustee to take any of the following actions:

        (a) Distribute the benefits in question to an interest bearing savings account established in the name of the Participant or Beneficiary; or, if the benefits are payable to a Participant (as reasonably determined by the Administrator) the Administrator may instruct the Trustee to distribute the funds to the Participant by placing them in a savings account in the Participant's name or by purchasing U.S. Savings Bonds in the Participant's name and holding them for the Participant;

        (b) If the Administrator has taken the reasonable efforts to locate the Participant, the Administrator may allocate the Participant's benefits to a segregated account; however, such funds shall be held in the segregated account for distribution to the Participant when located;

        (c) The Participant's benefits may be forfeited and reallocated; if a benefit is forfeited because the Participant or Beneficiary cannot be found, such benefit will be reinstated if a claim

Profit Sharing and 401(k) Plan - Page 32 is made by the Participant or Beneficiary, and the restoration shall be made first out of forfeitures, if any, and then by additional Employer contributions.

Profit Sharing and 401(k) Plan - Page 33

                           SECTION 7. ADMINISTRATOR.

SECTION 7.1       DUTIES OF THE ADMINISTRATOR.

Without limiting the authority of the Administrator to manage the Plan, the Administrator, in its sole discretion, shall have the following powers and duties:

        (a) To require any person to furnish such information as the Administrator may request for the proper administration of the Plan;

        (b) To make and enforce such rules and regulations and prescribe the use of such forms as the Administrator deems necessary for the efficient administration of the Plan;

        (c) To decide the eligibility of any Employee to participate in the Plan and to give Employees notice of their eligibility to participate in the Plan;

        (d) To compute benefits to be paid to any person in accordance with the provisions of the Plan and to direct the Trustees to pay such benefits;

        (e) To maintain adequate and complete records with respect to Participants and their rights under the Plan and to retain such records for a period of not less than six years; and

        (f) To make any rules, interpretations and computations and take any other actions to administer the Plan as the Administrator, in its sole discretion, may deem appropriate. Such rules, interpretations, computations and actions shall be conclusive and binding on all persons.

SECTION 7.2       DELEGATION OF RESPONSIBILITIES.

The Administrator may appoint and delegate the administrative functions to such accountants, counsel, specialists and other persons as the Administrator deems necessary or desirable. The Administrator may rely upon any tables, valuations, certificates, opinions or reports which may be furnished by any such consultant.

SECTION 7.3       COMPENSATION.

No fee or compensation shall be paid to the Administrator for its services as such. Except as may be required by ERISA, no bond, surety, or other security shall be required of the Administrator for the faithful performance of its duties. Reasonable expenses properly and actually incurred by the Administrator, including but not limited to the compensation of any accountant, counsel, specialist or other person employed by the Administrator, shall be expenses of administration and shall be paid pursuant to Section 6.5.

SECTION 7.4       COMMITTEE AS ADMINISTRATOR.

If more than one person is appointed to serve as Administrator, the actions of the Administrator shall be authorized by a majority of such persons. The decisions of the Administrator may be made at any meeting at which a majority are present or may be made by a memorandum

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approved and signed by all persons appointed to serve as Administrator. Any one individual serving as Administrator may be authorized to give notice to the Trustees or Participants of actions taken by the Administrator or to execute any document on behalf of the Administrator.

SECTION 7.5       RESIGNATION, REMOVAL AND VACANCY.

Any person serving as Administrator may resign at any time or may be removed at any time, with or without cause, by the Board of Directors of the Employer, who may appoint a new Administrator to fill any vacancy. At any time when no person is acting as Administrator, the Board of Directors of the Employer shall have all the powers and duties of the Administrator.

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                              SECTION 8. TRUSTEES

SECTION 8.1       LIMITATION OF DUTIES AND RESPONSIBILITIES.

The duties and responsibilities of the Trustees shall be those set forth in the Plan and, except as provided by law, no other duties or responsibilities, whether by amendment or supplement, shall be created without the written consent of the Trustees. Except as otherwise provided in ERISA, a Trustee shall not be liable for a breach by another fiduciary under this plan unless the Trustee:

        (a) Participates knowingly in, or knowingly undertakes to conceal, an act or omission of such other fiduciary, knowing such act or omission to be a breach;

        (b) By the Trustee's failure to comply with Section 404(a)(1) of ERISA in the administration of the specific responsibilities which give rise to its status as a fiduciary, the Trustee has enabled such other fiduciary to commit a breach; or

        (c) Has knowledge of a breach by such other fiduciary and fails to make reasonable efforts under the circumstances to remedy the breach.

SECTION 8.2       GENERAL POWERS.

Subject to the direction of the Administrator, and except as otherwise specifically provided below, the Trustees shall have the rights, powers and privileges of an absolute owner when dealing with property of the Trust Fund, including, without limitation, the powers listed below:

        (a) To hold, manage, improve, repair and control all property, real or personal; to sell, convey, transfer, exchange, partition, lease and otherwise dispose of the same from time to time in such manner, for such consideration and upon such terms and conditions, including credit, as may be deemed proper;

        (b) To exercise any option, conversion privilege or subscription right given the Trustees as the owner of any security held in the Trust Fund; to vote any corporate stock either in person or by proxy, with or without power of substitution; to consent to or oppose any reorganization, consolidation, merger, readjustment of financial structure, sale, lease or other disposition of the assets of any corporation or other organization, the securities of which may be an asset of the trust fund, and to take any action in connection therewith and receive and retain any securities resulting therefrom;

        (c) To deposit any security with any protective or reorganization committee, and to delegate to such committee such power and authority with respect thereto as may be deemed proper, and to pay out of the Trust Fund an appropriate portion of the expenses and compensation of such committee;

        (d) Regardless of whether the Trustees or any other fiduciary has responsibility to manage or control the assets of the Trust Fund, to cause any property of the Trust Fund to be issued, held or registered in the name of the Trustees as trustee, or in the name of a nominee, or

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in such form that title will pass by delivery; provided, however, that the records of the Trustees shall in all events indicate the true ownership of such property;

        (e) To renew or extend the time of payment of any obligation due or to become due;

        (f) To commence or defend suits or legal or administrative proceedings, and to compromise, arbitrate, or settle claims, debts or damages in favor of or against the trust fund; to deliver or accept, in either total or partial satisfaction of any indebtedness or other obligation, any property; to continue to hold for such period of time as may be deemed appropriate any property so received, and to pay all costs and reasonable attorney fees in connection therewith out of the assets of the Trust Fund; to select counsel acceptable to the Administrator and the Trustees; and to conduct the prosecution or defense of any litigation or legal dispute subject to the control of the Administrator;

        (g) To grant options to purchase or to purchase options to acquire any real property;

        (h) To foreclose any obligation by judicial proceeding or otherwise;

        (i) To manage any real property in the Trust Fund in the same manner as if the Trustees were the absolute owner thereof, including the power to lease the same for such term or terms within or beyond the existence of the Trust Fund and upon such conditions (including, but not by way of limitation, agreements for the purchase or disposal of buildings thereon and options to the tenant to renew such lease from time to time, or to purchase such property) as may be deemed proper; to subdivide, develop and improve all real property held in the trust fund; to make ordinary and extraordinary repairs and alterations to any buildings; to raze buildings and to erect new buildings; and to purchase such insurance on behalf of the trust fund at its expense including, but not by way of limitation, public liability, fire and extended coverage, rent insurance and such other insurance covering such other risks as may be deemed appropriate;

        (j) To borrow money in such amounts and upon such terms and for such purposes as may be deemed appropriate and, in connection therewith, to execute promissory notes, mortgages or other obligations and to pledge or mortgage any Trust Fund assets as security; and to lend money on a secured basis;

        (k) To appoint one or more persons or entities as ancillary trustee or subtrustee for the purpose of investing in and holding title to real or personal property or any interest therein located outside the state of Washington. Any such ancillary trustee or subtrustee shall act with such power, authority, discretion, duties and functions of the Trustees under this Section
8.2 as shall be specified in the instrument establishing ancillary or subtrust, including, without limitation, the power to receive, hold and manage property, real or personal, or undivided interests therein, oil, mineral or gas properties, royalty interests or rights, including equipment pertaining thereto, leaseholds, mortgages, deeds of trust and other interests in realty, situated in the state in which the ancillary trustee or subtrustee is authorized to act as trustee of employee benefit trusts, and the Trustees may pay the reasonable expenses and compensation of such ancillary trustees or subtrustees out of the Trust Fund;

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        (l)       Regardless whether the Trustees or any other fiduciary has responsibility to manage or control the assets of the Trust Fund, to deposit any securities held in the Trust Fund with a securities depository;

        (m) To hold such part of the assets of the Trust Fund uninvested for such limited periods of time as may be necessary for purposes of orderly account administration or pending required directions, without liability for payment of interest; provided, however, that regardless of whether the Trustees or any other fiduciary has responsibility to manage assets of the Trust Fund, the Trustees shall be authorized in their discretion to invest funds of the Trust Fund, pending receipt of such direction, in savings accounts (including savings accounts established with the Trustees) in all cases where it is reasonable and feasible to do so; and

        (n) The Trustees shall have no obligation to determine the existence of any conversion, redemption, exchange, subscription, or other right relating to any securities purchased hereunder of which notice was given prior to the purchase of such securities, and shall have no obligation to exercise any such right unless they are informed of the existence of the right and is instructed to exercise such right, in writing, by the person making or directing the investment in such securities, within a reasonable time prior to the expiration of such right

SECTION 8.3       RECORDS, VALUATION, ACCOUNTING AND SETTLEMENT.

        8.3.1 The Trustees shall keep full and complete records of the administration of the Trust Fund and shall furnish the Administrator with a complete accounting as soon as practicable after the end of each Plan Year, showing all income and expense since the date of the last accounting and the fair market value of the Trust Fund as of the last day of the Plan Year. The Administrator may demand an audit of the accounting by a certified public accountant, to be chosen by the Administrator. Alternatively, either the Administrator or the Trustees may require that the accounting be settled by a court of competent jurisdiction. If no objections to the accounting are filed within six months of its submission, it shall be deemed settled. Auditing expenses shall be expenses of administration and shall be paid pursuant to
Section 6.5.

        8.3.2 In determining the value of assets, the Trustees shall use a uniform and consistent method or basis of valuation which is consistent with generally accepted accounting principles and based upon such sources of information as will, in the Trustees' discretion, result in the fair and equitable valuation of plan assets. The Trustees may utilize published quotations or pricing services that the Trustees consider reliable. If the Trustees determine that any assets of the Plan consist of property not freely traded on a recognized exchange, or that information necessary to ascertain the fair market value thereof is not readily available to the Trustees, the Trustees shall take such action as they deem necessary to determine fair market value at the expense of the Trust Fund, including, but not limited to, estimates or appraisals of value from sources familiar with the type of property involved. The valuations by the Trustees shall be binding upon all interested persons.

SECTION 8.4       PARTIES TO SETTLEMENT.

No Employee, Participant or Beneficiary (other than an Employee serving as Administrator) shall be party to any accounting referred to in Section 8.3. The Administrator shall represent all

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Participants and their Beneficiaries. All persons shall be bound by the settlement of the accounting between the Trustees and the Administrator.

SECTION 8.5       INSPECTION OF RECORDS.

The record of transactions in connection with the investment of the Trust Fund shall be open to inspection by the Administrator or its agents at all reasonable times.

SECTION 8.6       CONFLICTING CLAIMS.

If a dispute arises as to the person to whom the Trustees are to pay any funds or to deliver property, the Trustees may withhold the payment or delivery until the dispute has been determined by a court of competent jurisdiction or has been settled by the parties concerned.

SECTION 8.7       RESIGNATION.

A Trustee may resign at any time upon delivering to the Employer a written notice of such resignation to take effect not less than 30 days after such notice, unless the directors of the Employer agree to a shorter time.

SECTION 8.8       REMOVAL; SUCCESSOR TRUSTEE.

The Employer may remove a Trustee and appoint a successor trustee, upon 30 days' notice, unless the Trustee agrees to a shorter time.

SECTION 8.9       CONTINUATION OF THE TRUST.

No change of identity of the Trustees shall result in the dissolution or liquidation of the Trust Fund.

SECTION 8.10      PERFORMANCE BOND.

Except as required by ERISA, the Trustees shall not be required to give any bond or other security for the faithful performance of the duties hereunder.

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                      SECTION 9. INVESTMENT OF TRUST FUND

SECTION 9.1       INVESTMENT MANAGEMENT OF TRUST FUND.

The Trustees shall have full responsibility and authority to manage the investment of the Trust Fund, without distinction between principal and income. Participants may be given an election regarding the investment of their accounts among various collective investment funds offered by or through the Trustees and the Administrator shall establish such reasonable rules and requirements with respect to such elections.

SECTION 9.2       PERMITTED INVESTMENTS.

Except as herein provided, the Trust Fund may be invested and reinvested in such investments as the Trustees deem to be sound and advisable, including, but not limited to, real and personal property, common and preferred stock, bonds, or other corporate obligations, options to buy or sell corporate securities, mortgages, trust deeds, conditional sales contracts, and other instruments. Acquisition and holding by the Trust Fund of "qualifying employer real property" as defined in Section 407(d)(4) of ERISA shall be permitted. Unless under the circumstances it is clearly prudent not to do so, the Trustees shall diversify the investments so as to minimize the risk of large losses. The Trust Fund may be held in cash or its equivalent to the extent advisable, without liability for interest. The Trustees shall not be restricted to permissible investments as prescribed by any present or future state law relating to investment of Trust Funds by corporate or other trustees.

SECTION 9.3       COLLECTIVE INVESTMENTS.

Notwithstanding any other provision of this Plan, the assets of this Plan may be invested and reinvested in any trust established and maintained as a medium for the collective investment of funds of employee benefit trusts meeting the requirements of Section 401(a) of the Code and exempt from federal income tax under Section 501(a) of the Code, including any such collective trusts established and maintained by a fiduciary, with respect to which this Plan is an eligible participant; the governing instrument of any such trust, as amended from time to time, is hereby incorporated and made a part hereof as if fully set forth at length herein.

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                  SECTION 10. TERMINATION, AMENDMENT OR MERGER

SECTION 10.1      NO CONTRACTUAL OBLIGATION.

The Employer established the Plan with the bona fide intention and expectation that it will be able to and will deem it advisable to make contributions to the Plan each year. However, the continuance of the Plan and contributions to the Plan in any Plan Year are not assumed as a contractual obligation of the Employer. Adopting the Plan is not a contract between the Employer and any Employee, nor is it consideration or an inducement for or condition of the employment of any person. Nothing contained in the Plan shall give any Employee the right to be retained in the employ of the Employer or interfere with the right of the Employer to discharge any Employee, with or without cause, at any time.

SECTION 10.2      AMENDMENTS.

The Employer may from time to time amend the Plan. No amendment shall be made at any time pursuant to which the Trust Fund or any part thereof may be diverted to purposes other than the exclusive benefit of the Participants or their Beneficiaries. In no event shall any amendment to the Plan reduce or restrict, either directly or indirectly, the accrued benefit of any Participant, except to the extent permitted by the Code and by Treasury Regulations. If the vesting schedule of the Plan is amended, and the amendment could reduce the vested percentage of a Participant who has completed at least three Years of Service, then such Participant may elect to have his or her vested percentage determined under the vesting schedule in effect prior to the amendment; provided, however, that no election will be provided to any Participant whose vested percentage under the amended vesting schedule could never be less than such percentage under the vesting schedule in effect prior to the amendment. For Participants who do not have at least one Hour of Service in any Plan Year beginning after December 31, 1988, the preceding sentence shall be applied by substituting five Years of Service for three Years of Service. The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the latest of:

        (i)       60 days after the amendment is adopted;

        (ii)      60 days after the amendment becomes effective;

        (iii) 60 days after the Participant is issued written notice of the amendment by the Employer or Administrator.

The Plan Administrator shall determine appropriate procedures for the election of a prior vesting schedule in accordance with Treas. Regs. Section 1.411(a)-8. If other optional retirement benefits are changed by an amendment, the benefits with respect to the benefits accrued to the date of the amendment shall not be reduced for any Employee who at any time on or after the amendment satisfied the pre-amendment condition for the benefit. If any benefits protected under Section 411(d)(6) of the Code are eliminated by an amendment, such protected benefits will be preserved with respect to benefits accrued as of the later of the adoption or effective date of the amendment.

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SECTION 10.3      MERGER, CONSOLIDATION OR TRANSFER OF TRUST FUND.

In the event that the Plan is merged or consolidated with, or the Trust Fund is transferred or its liabilities assumed by, any other tax qualified pension benefit plan, no Participant shall suffer any loss of benefits. The benefit payable to each Participant if the Plan were terminated immediately before the merger, consolidation or transfer shall be compared with the benefit payable if the Plan were terminated immediately after the merger, consolidation or transfer. In no event shall any benefit after the merger, consolidation or transfer be less than the benefit before the merger, consolidation or transfer.

SECTION 10.4      TERMINATION.

If the Employer decides that it is not advisable to continue the Plan, it may, by appropriate corporate resolution permanently terminate contributions to the Plan. After the date specified in the resolution, no further contributions shall be made and all 401(k) payroll deduction agreements shall immediately be void. All of the other provisions of the Plan shall remain in force and the Trust Fund shall be held, administered and distributed as provided in the Plan. At any time after completely discontinuing contributions to the Plan, the Employer may terminate the Trust Fund; provided, however, that in the case of that portion of the Trust Fund constituting the 401(k) Accounts, the Trust Fund may not be distributed if Employer establishes or maintains another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code). The Administrator shall direct the Trustees to make payment of the Accounts to the persons entitled thereto, after paying or providing for the payment of all expenses and adjusting all Accounts to reflect such payments. Except as provided in Section 12.4, the complete discontinuance of contributions to the Plan or the termination of the Trust Fund shall not have the effect of revesting in the Employer any part of the Trust Fund.

SECTION 10.5      VESTING UPON TERMINATION.

Upon termination or partial termination of the Plan or upon the complete discontinuance of contributions to the Plan, the Accounts of each Participant affected thereby shall be fully vested and nonforfeitable, notwithstanding any other provision in the Plan to the contrary.

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                        SECTION 11. TOP-HEAVY PROVISIONS

This Article 11 contains provisions for determining whether the Plan is a Top-Heavy Plan in accordance with Section 416 of the Code and special vesting, contribution and compensation requirements that will supersede any conflicting provisions in the Plan if the Plan becomes a Top-Heavy Plan in any Plan Year.

SECTION 11.1      DEFINITIONS.

The following words and phrases, as used in this Article 11, shall have the following meanings, unless a different meaning is clearly required by the context:

        (a) "Aggregate Account" means the value of all accounts, including the vested and nonvested portions thereof, of all defined contribution plans (including any simplified employee pension plan) maintained by the Affiliated Group on behalf of an Employee. An Employee's Aggregate Account as of any Determination Date shall consist of the Employee's account balance as of the most recent valuation of the Plan occurring within a 12-month period ending on the Determination Date, credited for any contributions made after the Determination Date but allocated as of the Determination Date, as adjusted by the following:

                  (i) Any distributions made to the Employee (or the Employee's Beneficiary) within the Plan Year that includes the Determination Date and within the four preceding Plan Years shall be included in the Employee's Aggregate Account;

                  (ii) Amounts attributable to deductible employee contributions, as defined in Section 72(o)(5)(A) of the Code, shall not be included in the Employee's Aggregate Account;

                  (iii) With respect to unrelated rollovers and plan-to-plan transfers (ones which are both initiated by the Employee and made from a plan maintained by one employer to a plan maintained by another employer), if this Plan provides the rollover or plan-to-plan transfer, the rollover or transfer shall be counted as a distribution for the purposes of Subsection 11.1(a)(i). In determining whether two employers are involved in a rollover or plan-to-plan transfer, all members of the Affiliated Group shall be deemed a single employer. Rollovers or plan-to-plan transfers shall not be considered as part of the Employee's Aggregate Account;

                  (iv) With respect to related rollovers and plan-to-plan transfers (ones either not initiated by the Employee or made to a plan maintained by another member of the Affiliated Group), if this Plan provides the rollover or plan-to-plan transfer, it shall not be counted as a distribution for purposes of Subsection 11.1(a)(i). If this Plan is the plan accepting such rollover or plan-to-plan transfer, it shall consider such rollover or plan-to-plan transfer as part of the Employee's Aggregate Account. This Section shall apply irrespective of the date on which such rollover or plan-to-plan transfer is accepted; and

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                  (v)    If an Employee has not performed any services for a
        member of the Affiliated Group at any time during the five-year period ending on the Determination Date, the value of all Accounts of the Employee shall not be included in the Employee's Aggregate Account.

        (b) "Aggregation Group" means either a Required Aggregation Group or a Permissive Aggregation Group.

        (c)       "Determination Date" means, with respect to any Plan Year:

                  (i)    The last day of the preceding Plan Year; or

                  (ii) In the case of the first Plan Year, the last day of such Plan Year.

        (d) "Key Employee" means any Employee or former Employee (and the Beneficiaries of such Employee) who, at any time during the Plan Year containing the Determination Date and the four preceding Plan Years was:

                  (i) an officer of a member of the Affiliated Group if such individual's annual compensation exceeds 50 percent of the dollar limitation under Section 415(b)(1)(A) of the Code;

                  (ii) an owner (or a person considered an owner under Section 318 of the Code) of one of the ten largest interests in a member of the Affiliated Group if such individual's annual compensation exceeds 100 percent of the dollar limitation under Section 415(c)(1)(A) of the Code;

                  (iii)  a 5-percent owner of a member of the Affiliated Group;
        or

                  (iv) a 1-percent owner of a member of the Affiliated Group having an annual Compensation from the Affiliated Group for the Plan Year of more than $150,000.

        For purposes of this definition, annual compensation means compensation as defined in Section 415(c)(3) of the Code, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludible from the employee's gross income under Section 125,
        Section 402(e)(3), Section 402(h), or Section 403(b) of the Code. Notwithstanding the foregoing, the definition of Key Employee in Section 416(i)(1) of the Code and the Treasury Regulations thereunder is hereby incorporated by reference and shall control if in conflict with the preceding definition of Key Employee.

        (e) "Non-Key Employee" means any Employee (and such Employee's Beneficiary) who is not a Key Employee.

        (f)       "Permissive Aggregation Group" includes:

                  (i) Each Plan of the Affiliated Group in the Required Aggregation Group; and

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                  (ii)   One or more Plans of the Affiliated Group that are not
        part of the Required Aggregation Group, but so included at the election of the Employer; provided, however, the resulting Permissive Aggregation Group, taken as a whole, would satisfy the provisions of Sections 401(a)(4) and 410 of the Code.

        (g)       "Required Aggregation Group" includes:

                  (i) Each Plan of the Affiliated Group in which a Key Employee participates in the Plan Year containing the Determination Date or any of the four preceding Plan Years; and

                  (ii) Each other Plan of the Affiliated Group which enables any Plan in which a Key Employee is a participant to meet the requirements of Sections 401(a)(4) or 410 of the Code during such period.

        (h) "Top-Heavy Group" means an Aggregation Group in which, as of the Determination Date, the sum of the Aggregate Accounts of Key Employees in all plans included in the group exceeds 60 percent of the sum of the Aggregate Accounts of all Employees in all such plans; provided, however, that the Aggregate Accounts of any Non-Key Employee who was a Key Employee for any prior Plan Year shall be disregarded in making the determination.

        (i) "Top-Heavy Plan" means for any Plan Year beginning after December 31, 1983, this Plan if any of the following conditions exist:

                  (i) If the Top-Heavy Ratio for this Plan exceeds 60 percent, and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group;

                  (ii) If this Plan is a part of a Required Aggregation Group but not part of a Permissive Aggregation Group, and the Top-Heavy Ratio for the Required Aggregation Group exceeds 60 percent; or

                  (iii) If this Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group, and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60 percent.

        (j) "Top-Heavy Plan Year" means any Plan Year in which the Plan is a Top-Heavy Plan.

        (k)       "Top-Heavy Ratio" means:

                  (i) If the Affiliated Group maintains one or more defined contribution plans (including any simplified employee pension plan), and the Affiliated Group has not maintained any defined benefit plan which during the five-year period ending on the Determination Date has or has had accrued benefits, the Top-Heavy Ratio for this Plan alone or for the Required or Permissive Aggregation Group as appropriate is a fraction,

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        the numerator of which is the sum of the Account balances of all Key
        Employees as of the Determination Date (including any part of any Account balance distributed in the five-year period ending on the Determination Date), and the denominator of which is the sum of all Account balances (including any part of any Account balance distributed in the five-year period ending on the Determination Date), both computed in accordance with Section 416 of the Code and the regulations thereunder. Both the numerator and denominator of the Top-Heavy Ratio are increased to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into Account on that date under Section 416 of the Code and the regulations thereunder.

                  (ii) If the Affiliated Group maintains one or more defined contribution plans (including any simplified employee pension plan), and the Affiliated Group maintains or has maintained one or more defined benefit plans which during the five-year period ending on the Determination Date has or has had any accrued benefits, the Top-Heavy Ratio for any Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with (i) above, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the Determination Date, and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all Participants, determined in accordance with (i) above, and the present value of accrued benefits under the defined benefit plan or plans for all Participants as of the Determination Date, all determined in accordance with Section 416 of the Code and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top-Heavy Ratio are increased for any distribution of an accrued benefit made in the five-year period ending on the Determination Date.

                  (iii) For purposes of (i) and (ii) above, the value of account balances and the present value of accrued benefits will be determined as of the last day of the preceding Plan Year that falls within or ends with the 12-month period ending on the Determination Date, except as provided in Section 416 of the Code and the regulations thereunder for the first and second Plan Years of a defined benefit plan. The account balances and accrued benefits of a Participant who is not a Key Employee, but who was a Key Employee in a prior year, or who has not been credited with at least one Hour of Service with the Affiliated Group at any time during the five-year period ending on the Determination Date will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers and transfers are taken into account, will be made in accordance with Section 416 of the Code and the regulations thereunder. Deductible employee contributions will not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

The accrued benefit of a Participant other than a Key Employee shall be determined under (A) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Affiliated Group, or
(B) if there is no such method, as if such benefit accrued

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not more rapidly than the slowest accrual rate permitted under the fractional rule of Section 411(b)(1)(C) of the Code.

SECTION 11.2      TOP-HEAVY PLAN REQUIREMENTS.

        11.2.1 For any Top-Heavy Plan Year and each Plan Year thereafter, notwithstanding any other provisions of the Plan, each Participant's Accounts shall be fully vested and nonforfeitable at all times.

                       Years of Service         Vested Percentage
                       ----------------         -----------------
                         Less than 2                    0%
                              2                        20%
                              3                        40%
                              4                        60%
                              5                        80%
                          6 or more                   100%

The foregoing minimum vesting shall apply to all benefits within the meaning of
Section 411(a)(7) of the Code except those attributable to Employee contributions, including benefits accrued before the effective date of Section 416 and benefits accrued before the Plan became top-heavy. Further, no decrease in a Participant's nonforfeitable percentage may occur in the event the Plan's status as top-heavy changes for any Plan Year. However, this Section does not apply to the account balances of any Employee who does not have an Hour of Service after the Plan has initially become top-heavy and such Employee's account balance attributable to Employer contributions and forfeitures will be determined without regard to this Section. If the vesting schedule under the Plan shifts in or out of the above top-heavy schedule for any Plan Year because of the Plan's top-heavy status, such shift is an amendment to the vesting schedule and the election in Section 10.2 of the Plan applies.

        11.2.2 For any Top-Heavy Plan Year, the following minimum contribution requirements shall apply:

                  (a) Notwithstanding any of the provisions of the Plan, the Employer's contribution rate for each Non-Key Employee shall be equal to not less than 3 percent of each Non-Key Employee's Compensation; provided, however, if the Employer's contribution rate for each Key Employee for such Top-Heavy Plan Year is less than 3 percent, the contribution rate for each Non-Key Employee shall be equal to the highest contribution rate for any Key Employee.

                  (b)    The Employer's contribution rate for an Employee is:
        (1) the sum of (A) the Employer's contributions made or required to be made (without regard to any waiver of the minimum funding requirement),
        (B) reallocated forfeitures on behalf of such Employee, and (C) contributions attributable to a wage reduction or similar arrangement;
        (2) divided by the Employee's Compensation. Contributions and benefits under Chapter 21, Title II of the Social Security Act shall be disregarded in determining a contribution rate. The contribution rate for an Employee shall be determined by aggregating all defined contribution plans and all wage reduction and similar arrangements, of the

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

        Affiliated Group. Notwithstanding the foregoing, the contribution rate for a Non-Key Employee shall be determined without regard to 401(k) contributions under this Plan or elective contributions under any other plan of the Affiliated Group.

                  (c) The minimum contribution shall be allocated to the Accounts of all Non-Key Employees who are Participants and who have not separated from service at the end of the Plan Year, including Non-Key Employees who have:

                         (i) Failed to complete 1,000 Hours of Service in the Plan Year;

                         (ii) Declined to make mandatory or elective contributions (if any) to the Plan; or

                         (iii) Failed to receive a contribution because the individual's Compensation was less than a certain amount.

                  (d) Notwithstanding the foregoing, the minimum contribution pursuant to this Section 11.2.2 shall not apply in any Plan Year in which the Participant is eligible for benefits under this Plan or another plan of the Affiliated Group and the Participant receives a contribution not less than the contribution pursuant to this Section 11.2, or accrues a benefit not less than the minimum benefit required pursuant to Section 416(c)(1) of the Code. A Participant who is eligible for benefits from this Plan and a Top Heavy defined benefit plan of the Affiliated Group shall receive the minimum benefit from the defined benefit plan and Section 11.2.2 shall not apply.

        11.2.3 The provisions of this Section 11.2 shall not apply to any individual who severed employment with the Affiliated Group before a Top-Heavy Plan Year, until such individual returns to employment with the Affiliated Group.

SECTION 11.3      AGGREGATION OF PLANS.

        11.3.1 In the case of a Required Aggregation Group, each plan in the group will be considered a Top-Heavy Plan if the Required Aggregation Group is a Top-Heavy Group. No plan in the Required Aggregation Group will be considered a Top-Heavy Plan if the Aggregation Group is not a Top-Heavy Group.

        11.3.2 In the case of a Permissive Aggregation Group, only a plan that is part of the Required Aggregation Group will be considered a Top-Heavy Plan if the Permissive Aggregation Group is a Top-Heavy Group. A plan that is not part of the Required Aggregation Group, but that has nonetheless been aggregated as part of the Permissive Aggregation Group, will not be considered a Top-Heavy Plan even if the Permissive Aggregation Group is a Top-Heavy Group.

SECTION 11.4      SPECIAL LIMITATIONS.

"100 percent" shall be substituted for "125 percent" whenever 125 percent occurs in the multiple plan limitations of Section 415 of the Code and (i) for each year in which the Plan is a

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

Top-Heavy Plan (as defined at Subsection 11.1(j)) unless the requirements of (a) and (b) below are met with respect to the Plan:

        (a) the Plan would not be a Top-Heavy Plan if "90 percent" were substituted for "60 percent" each place it appears in Subsection 11.1(j); and

        (b) the Plan and any other Plan in the Aggregation Group would not meet the requirements of Section 11.2.2 if "4 percent" were substituted for "3 percent" whenever it occurs.

If the requirements of (a) and (b) are met, then "4 percent" shall be substituted for "3 percent" wherever it occurs in Section 11.2.2.

Profit Sharing and 401(k) Plan - Page 49

                           SECTION 12. MISCELLANEOUS

SECTION 12.1      NONLIABILITY OF EMPLOYER.

All amounts payable under this Plan shall be paid or provided for solely from the Trust Fund, and the Employer assumes no liability or responsibility therefor.

SECTION 12.2      INDEMNIFICATION.

To the extent that insurance coverage does not apply, the Employer shall indemnify and defend the Board of Directors, officers and Employees of the Employer, the Administrator and the Trustees from any liability, including costs and attorney fees at trial or on appeal, arising in any manner in connection with any action taken or not taken in the operation or administration of the Plan or Trust Fund unless accompanied by willful misconduct, bad faith or fraud in the performance of their duties, in which event, the indemnity provisions of this sentence shall not apply in favor of those persons who participated in the willful misconduct, bad faith or fraud. No assets of the Plan shall directly or indirectly be used to indemnify such persons.

SECTION 12.3      EXCLUSIVE BENEFIT OF PARTICIPANTS.

Except as provided in Section 12.4, no part of the Trust Fund shall revert to the Employer or be used for or diverted to purposes other than the exclusive benefit of the Participants or their Beneficiaries.

SECTION 12.4      RETURN OF CONTRIBUTIONS.

        12.4.1 Notwithstanding any provision of the Plan to the contrary, if a contribution is made by the Employer by a mistake of fact, the Trustees shall return such contribution within one year after payment of the contribution, and in such event no Participant shall have any interest in or to such contribution whatsoever; provided that in all cases 401(k) contributions which are returned to the Employer shall be paid to the Participant.

        12.4.2 Notwithstanding any provision of the Plan to the contrary, all contributions are conditioned upon deductibility under Section 404 of the Code, and to the extent any deduction is disallowed, the Trustees shall return the disallowed portion of the contribution within one year after the disallowance of the deduction, and in such event no Participant shall have any interest in or to such contribution whatsoever; provided, however, that in all cases 401(k) contributions which are returned to the Employer shall be paid to the Participant.

        12.4.3    The amount which shall be returned under Sections 12.4.1 and
12.4.2 shall be the excess of the amount contributed over the amount that would have been contributed had there not occurred a mistake of fact or a mistake in determining the deductibility of the contribution. Earnings attributable to the excess contribution may not be returned, but losses attributable thereto must reduce the amount returned. If the return of the excess contribution would cause the balance credited to the Accounts of any Participant to be reduced to less than the balance which would have been credited to the Accounts had the excess amount not been contributed, then the amount to be returned shall be limited so as to avoid such reduction.

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

        12.4.4 The Employer intends that the Plan be qualified under the Code and Treasury Regulations thereunder. It may amend the Plan retroactively if necessary to qualify the Plan pursuant to Section 412(c)(8) of the Code.

SECTION 12.5      CONSTRUCTION.

Wherever appropriate, words used in the singular include the plural, the plural includes the singular, and the masculine includes the feminine. Article and section captions are for convenience only, do not affect the meaning of any provision of the Plan and are not to be considered in the interpretation hereof.

SECTION 12.6      SEVERABILITY.

If any provision of the Plan shall, for any reason, be invalid or unenforceable, the remaining provisions shall, nevertheless, be carried into effect as if the invalid or unenforceable provision were omitted.

SECTION 12.7      APPLICABLE LAW.

Insofar as not inconsistent with ERISA, the Plan shall be construed, administered and enforced according to the laws of Washington.

IN WITNESS WHEREOF, the Employer has adopted this Plan effective as of the date set forth above.

TRUSTEES                                    EMPLOYER

                                            Key Technology, Inc.

/s/  Thomas C. Madsen                       By  /s/  Thomas C. Madsen
-------------------------                     -------------------------------
Thomas C. Madsen                            Title Chairman and CEO
                                                 ----------------------------
                                             Date 7/19/01
                                                 ----------------------------

/s/  Gordon Wicher
-------------------------
Gordon Wicher

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